As filed with the Securities and Exchange Commission on February 27, 2015

SECURITIES ACT FILE NO. 333- [________]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. __

[  ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

CORNERSTONE STRATEGIC VALUE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

48 Wall Street, 22nd Floor, New York, NY 10005

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(866) 668-6558

(Registrant's Area Code and Telephone Number)

Frank J. Maresca

c/o AST Fund Solutions, LLC

48 Wall Street, 22nd Floor

New York, NY 10005

(Name and Address of Agent for Service)

with copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.001 per share, of Cornerstone Strategic Value Fund, Inc.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

Title of Securities Being Registered	Amount being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	12,760,484	$20.15	$257,097,330	$29,874.71

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the Exchange Ratio (the net asset value of Cornerstone Progressive Return Fund).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CORNERSTONE STRATEGIC VALUE FUND, INC.

TABLE OF CONTENTS OF FORM N-14

This Registration Statement contains the following papers and documents:

•	Cover Sheet

•	Contents of Registration Statement

•	Form N-14 Cross Reference Sheet

•	Letter to Stockholders of Cornerstone Strategic Value Fund, Inc.

•	Letter to Shareholders of Cornerstone Progressive Return Fund

•	Notice of Special Meeting of Stockholders of Cornerstone Strategic Value Fund, Inc.

•	Notice of Special Meeting of Shareholders of Cornerstone Progressive Return Fund

•	Part A – Combined Proxy Statement/Prospectus

•	Part B - Statement of Additional Information

•	Part C - Other Information

•	Signature Page

•	Exhibits

CROSS REFERENCE SHEET PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

ITEM NO.		PROXY/PROSPECTUS
1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page; Table of Contents of Prospectus

3.	Fee Table, Synopsis Information and Risk Factors	Synopsis; Principal Risk Factors; Comparison of Investment Objectives and Policies

4.	Information about the Transaction	Synopsis; Proposed Information about the Merger; Additional Information about the Funds

5.	Information about the Registrant	Synopsis; Principal Risk Factors; Comparison of Investment Objectives and Policies; and Additional Information about the Funds

6.	Information about the Company Being Acquired	Synopsis; Principal Risk Factors; Comparison of Investment Objectives and Policies; and Additional Information about the Funds

7.	Voting Information	Notice of Meeting of Shareholders; General; Required Vote

8.	Interest of Certain Persons and Experts	Additional Information about the Funds

9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

ITEM NO.	STATEMENT OF ADDITIONAL INFORMATION

10.	Cover Page	Cover Page

11.	Table of Contents	Table of Contents

12.	Additional Information About the Registrant	Proxy Statement/Prospectus

13.	Additional Information about the Company being Acquired	Proxy Statement/Prospectus

14.	Financial Statements	Financial Statements

15 - 17		Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement

CORNERSTONE STRATEGIC VALUE FUND, INC.

48 Wall Street, 22nd Floor

New York, NY 10005

[__] [__], 2015

Dear Stockholder:

We are pleased to invite you to the Special Meeting of Stockholders (the "Special Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation ("CLM").

The Special Meeting is scheduled to be held at [____](EST) on[______], 2015, at 1075 Hendersonville Road, Asheville, North Carolina, 28803. At the Special Meeting stockholders will be asked to approve the following proposal:

(1)	to approve a Merger Agreement and Plan of Reorganization (the "CFP Plan" or "CFP Merger Agreement"), whereby Cornerstone Progressive Return Fund ("CFP") will merge with and into CLM in accordance with the Maryland General Corporation Law and the Delaware Statutory Trust Act.

The Board of Directors of CLM believes that the merger is important to your interests as a stockholder. Please note that it is possible that the merger may or may not occur.

Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the Special Meeting you will be asked to vote on one matter.

THE BOARD OF DIRECTORS OF CLM BELIEVES THAT THE PROPOSED CFP MERGER IS IN THE BEST INTERESTS OF CLM AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSAL 1.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU MAY OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

CLM has engaged AST Fund Solutions, LLC, a professional proxy solicitor, to assist stockholders throughout the voting process. If you should have any questions regarding this proxy material, you can contact AST Fund Solutions, LLC at [___]. As the meeting date approaches and we still have not received your proxy, you may receive a call from AST Fund Solutions, LLC encouraging you to vote your shares in order to be represented at this meeting.

Respectfully,

Ralph W. Bradshaw
Chairman of the Board of Directors

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

CORNERSTONE PROGRESSIVE RETURN FUND

48 Wall Street, 22nd Floor

New York, NY 10005

[__] [__], 2015

Dear Shareholder:

We are pleased to invite you to the Special Meeting of Shareholders (the "Special Meeting") of Cornerstone Progressive Return Fund, a Delaware statutory trust ("CFP").

The Special Meeting is scheduled to be held at [___] (EST) [____], 2015, at 1075 Hendersonville Road, Asheville, North Carolina, 28803. At the Special Meeting, shareholders will be asked to consider and approve the following proposal:

(1)	to approve a Merger Agreement and Plan of Reorganization (the "CFP Plan" or "CFP Merger Agreement"), whereby CFP will merge with and into Cornerstone Strategic Value Fund, Inc. ("CLM") in accordance with the Maryland General Corporation Law and the Delaware Statutory Trust Act.

As a result of the approval of the merger, CFP will cease to exist and CLM will be the surviving corporation. The CFP merger will have a significant impact on each CFP shareholder and you are strongly urged to read all of the information contained in the Combined Proxy Statement/Prospectus.

Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the Special Meeting you will be asked to vote on one matter.

THE BOARD OF TRUSTEES OF CFP BELIEVES THAT THE PROPOSED CFP MERGER IS IN THE BEST INTERESTS OF CFP AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSAL 1.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU MAY OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

CFP has engaged AST Fund Solutions, LLC, a professional proxy solicitor, to assist shareholders throughout the voting process. If you should have any questions regarding this proxy material, you can contact AST Fund Solutions, LLC at [___]. As the meeting date approaches and we still have not received your proxy, you may receive a call from AST Fund Solutions, LLC encouraging you to vote your shares in order to be represented at this meeting.

Respectfully,

Ralph W. Bradshaw
Chairman of the Board of Trustees

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS

CORNERSTONE STRATEGIC VALUE FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [_____], 2015: THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.CORNERSTONESTRATEGICVALUEFUND.COM/DATA/SITES/[__]

Notice is hereby given that the Special Meeting of Stockholders (the "CLM Special Meeting") of Cornerstone Strategic Value Fund, Inc. ("CLM"), a Maryland corporation, will be held at 1075 Hendersonville Road, Asheville, North Carolina, 28803, on [______], 2015, at [___] (EST), for the following purpose:

(1)	To consider and vote upon the approval of a CFP Merger Agreement and Plan of Reorganization dated [____], 2015 whereby Cornerstone Progressive Return Fund ("CFP") will merge with and into CLM, in accordance with the Maryland General Corporation Law and the Delaware Statutory Trust Act.

The appointed proxies will vote in their discretion on any other business that may properly come before the CLM Special Meeting or any adjournments thereof.

Holders of record of shares of common stock of CLM at the close of business on [____], 2015 (the "Record Date") are entitled to vote at the CLM Special Meeting and at any postponements or adjournments thereof. In addition to stockholders of CLM approving the proposed merger with CFP, CFP shareholders must approve the CFP merger.

The persons named as proxies may propose one or more adjournments of the CLM Special Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of CLM's shares present in person or by proxy at the CLM Special Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CLM.

The enclosed proxy is being solicited on behalf of the Board of Directors of CLM.

By Order of the Board of Directors,

Ralph W. Bradshaw, President

CORNERSTONE PROGRESSIVE RETURN FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [____], 2015: THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.CORNERSTONEPROGRESSIVERETURNFUND.COM/DATA/SITES/[__]

Notice is hereby given that the Special Meeting of Shareholders (the "CFP Special Meeting") of Cornerstone Progressive Return Fund ("CFP"), a Delaware statutory trust, will be held at 1075 Hendersonville Road, Asheville, North Carolina, 28803, on [______], 2015, at [__] (EST) for the following purpose:

1.	To consider and vote upon the approval of a CFP Merger Agreement and Plan of Reorganization dated [___], 2015 whereby CFP will merge with and into Cornerstone Strategic Value Fund, Inc. ("CLM"), in accordance with the Maryland General Corporation Law and the Delaware Statutory Trust Act.

The appointed proxies will vote in their discretion on any other business that may properly come before the CFP Special Meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of CFP at the close of business on [___], 2015 (the "Record Date") are entitled to vote at the CFP Special Meeting and at any postponements or adjournments thereof. CLM stockholders must approve the merger as well. For further information concerning the merger, please refer to the combined Proxy Statement/Prospectus enclosed herein.

The persons named as proxies may propose one or more adjournments of the CFP Special Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of CFP's shares present in person or by proxy at the CFP Special Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CFP.

The enclosed proxy is being solicited on behalf of the Board of Trustees of CFP.

By Order of the Board of Trustees,

Ralph W. Bradshaw, President

Instructions for signing proxy cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts		Valid Signature

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, treasurer	John Doe
(4)	ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1)	The XYZ partnership	Jane B. Smith, Partner
(2)	Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1)	ABC trust account	Jane B. Doe, Trustee
(2)	Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

The information contained in this combined Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This combined Proxy Statement/Prospectus is not an offer to sell these, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [     ], 2015

COMBINED PROXY STATEMENT/PROSPECTUS

CORNERSTONE STRATEGIC VALUE FUND, INC. AND CORNERSTONE PROGRESSIVE RETURN FUND

This combined Proxy Statement/Prospectus is being furnished to stockholders of Cornerstone Strategic Value Fund, Inc. (“CLM”) and shareholders of Cornerstone Progressive Return Fund ("CFP") for use at CLM and CFP's Special Meeting of Stockholders/Shareholders. CLM and CFP each may be referred to hereinafter as the “Fund” or collectively, the “Funds”. Each of the CFP Special Meeting and CLM Special Meeting will be held on [_______], 2015 at [___](EST) and at [___] (EST), respectively, and at any and all postponements or adjournments thereof.

Throughout this Combined Proxy Statement/Prospectus the CLM Special Meeting and CFP Special Meeting shall collectively be referred to as the “Meetings.” Throughout this Combined Proxy Statement/Prospectus the stockholders of CLM and the shareholders of CFP shall collectively be referred to as the “Shareholders.” The approximate mailing date of this Proxy Statement/Prospectus is [__], 2015.

PURPOSE OF THE MEETINGS

The Meetings are being called for the following purpose:

1.	At the CLM and CFP Special Meetings, Shareholders of CLM and CFP will be asked to approve the CFP Merger Agreement and Plan of Reorganization dated [ ____], 2015 (the "CFP Plan") whereby CFP will merge with and into CLM, in accordance with the Maryland General Corporation Law and the Delaware Statutory Trust Act.

SPECIFICS OF THE PLAN OF REORGANIZATION

CFP MERGER: As a result of the approval of the CFP Merger:

(i)	CFP will no longer exist,
(ii)	CLM will be the surviving corporation,
(iii)	each share of beneficial interest of CFP will convert into an equivalent dollar amount of full and fractional shares of common stock of CLM based on the relative net asset value per share of CFP and CLM on the business day preceding the day on which the CFP Merger is consummated,
(iv)	each CFP Shareholder participating in the CFP dividend reinvestment plan shall receive fractional shares of CLM based on the relative net asset value per share of CFP and CLM on the business day preceding the day on which the CFP Merger is consummated, and
(v)	CFP Shareholders that do not participate in the CFP dividend reinvestment plan will not receive fractional shares, rather CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT, LLC (the "NYSE MKT") at the then current price and remit the proceeds to CFP's shareholders in proportion to their fractional shares.

In connection with the merger, CLM will issue that number of shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of CFP. Each CFP Shareholder, in connection with the merger, will receive shares of CLM having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's CFP shares at the close of business on the day before the Effective Date of the CFP Merger. While the total net asset value of shares received by each CFP Shareholder in the merger may be the same as before the merger, the market value of CLM shares that a CFP Shareholder receives in the merger may be more or less than the market value of CFP shares that such Shareholder owned immediately before the merger, depending on the current market discount or premium levels of CLM and CFP. Shares of closed-end investment companies frequently trade at a market price that is less than or greater than the value of the fund’s assets.

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No assurances can be given that the proposed merger will be approved by the Shareholders of the respective Funds.

CLM and CFP are each registered with the U.S. Securities and Exchange Commission (the "SEC") as a closed-end management investment company and, shares of CLM and CFP are both listed on the NYSE MKT. CLM and CFP are each classified as a diversified closed-end management investment company. CLM's investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies. CFP’s investment objective is to provide total return through investing primarily in the equity securities of U.S. and non-U.S. companies. The current investment objective and policies of CLM will continue unchanged regardless of whether the mergers occur.

The terms and conditions of the proposed merger is more fully described in this Proxy Statement/Prospectus and in the CFP Plan, copies of which are attached hereto as Exhibit A.

This Proxy Statement/Prospectus serves as a prospectus for shares of CLM under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of CLM shares of common stock pursuant to the merger.

CFP MERGER

Assuming the Shareholders of CFP and CLM approve the CFP Merger and that all other conditions contained in the CFP Merger Agreement are satisfied or waived, CFP will file a certificate of merger in the office of the Secretary of State of Delaware. Additionally, CLM will file articles of merger (the "CFP Articles of Merger"), with the State Department of Assessments and Taxation of Maryland (the "Department"). It is proposed that the CFP Merger will become effective on [____], 2015, or such other date as may result from the application of the terms of the CFP Merger Agreement (the "CFP Effective Date"). CFP, as soon as practicable after the CFP Effective Date, will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Under Section 3-202 of the Maryland General Corporation Law (the "MGCL"), Shareholders of CLM are not entitled to any appraisal or similar rights in connection with the merger contemplated by the CFP Plan. Under Section 3815 of the Delaware Statutory Trust Act (the "DSTA"), Shareholders of CFP are not entitled to any appraisal or similar rights in connection with the merger contemplated by the CFP Plan.

This combined Proxy Statement/Prospectus sets forth concisely the information about CLM and CFP that you should be aware of before voting upon a merger proposal. You should retain this Proxy Statement/Prospectus for future reference as it sets forth information about CLM and CFP that you should know before voting on any merger proposal.

A Statement of Additional Information (the "SAI") dated [_____], 2015, which contains additional information about CLM has been filed with the SEC. The SAI for CLM and financial statements of CFP and CLM for the calendar year ended December 31, 2014 are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents are available upon request and without charge by writing to either Fund c/o AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, or by calling (866) 668-6558. You may ask questions about CLM and/or CFP by calling (866) 668-6558. CFP has provided the information included in this Proxy Statement/Prospectus regarding that Fund and CLM has provided the information included in this Proxy Statement/Prospectus regarding that Fund.

CLM's shares of common stock are listed on the NYSE MKT under the symbol "CLM," and CFP's shares of beneficial interest are listed on the NYSE MKT under the symbol "CFP." After the Effective Date, shares of common stock of CLM will continue to be listed on the NYSE MKT under the symbol "CLM." Reports, proxy materials and other information concerning CLM and CFP may be inspected at the offices of the NYSE MKT, 11 Wall Street, New York, NY 10005.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is [_________] , 2015

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GENERAL

This combined Proxy Statement/Prospectus is furnished to the Shareholders of each Fund in connection with the solicitation of proxies on behalf of each of its Board of Directors/Trustees. The Board of Directors/Trustees of each Fund is soliciting proxies for use at each Fund's respective Special Meeting. The mailing address for each Fund is c/o AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005.

This combined Proxy Statement/Prospectus, the Notices of Meeting to Shareholders and the proxy card(s) (attached hereto as Exhibits B1 and B2) are first being mailed to Shareholders on or about [____], 2015 or as soon as practicable thereafter. Any Shareholder who gives a proxy has the power to revoke the proxy either: (i) by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or (ii) in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, "FOR" the proposal for that Fund.

Shareholders of both CFP and CLM will be asked to vote on Item I - Proposal 1 -- the approval of the CFP Merger.

QUORUM

The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock/beneficial interest entitled to vote at the meetings of CLM and CFP, will constitute a quorum for the transaction of business for each Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non votes" will be treated as shares that are present. Broker non-votes are proxies received by a fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

REQUIRED VOTE

Item I - Proposal 1 (the CFP Merger), to be submitted at the CFP and CLM Special Meetings, requires the affirmative vote of a majority of the outstanding shares of common stock/beneficial interest of each Fund

Abstentions and broker non-votes will have the effect of a "no" vote for Item I.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of each Fund, Cornerstone Advisors, Inc., the investment adviser of CLM and CFP ("Cornerstone Advisors" or the "Advisor"), AST Fund Solutions, LLC, the administrator for each Fund ("AFS" or the "Administrator"), and AST Fund Solutions, LLC a proxy solicitation firm ("AFS Proxy Solicitor"). Each Fund will bear its costs of solicitation.

An agreement between each Fund and AFS Proxy Solicitor provides for AFS Proxy Solicitor to provide general solicitation services to each Fund at an estimated cost of $37,000 plus expenses. Each Fund will, upon request, bear the reasonable expenses of brokers, bank and their nominees who are holders of record of the Fund's voting securities on the record date, incurred in mailing copies of this Proxy Statement/Prospectus to the beneficial owners of the Funds’ voting securities.

Only Shareholders of record of each Fund at the close of business on [____], 2015 (the "Record Date"), are entitled to vote. Each outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the Shareholders of that Fund. As of [____], 2015, there were approximately [_________] shares of CLM outstanding and approximately [____] shares of CFP outstanding.

Both CLM and CFP provide periodic reports to all of their Shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual and semi-annual reports for CLM or CFP, without charge, by calling (866) 668-6558 or writing to the Administrator of each Fund AST Fund Solutions, LLC located at 48 Wall Street, 22nd Floor, New York, NY 10005.

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The Board of Directors/Trustees of each Fund knows of no business other than the proposal described above which will be presented for consideration at each Fund's respective Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

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ITEM I. MERGER PROPOSAL TO BE VOTED ON BY SHAREHOLDERS OF CFP AND CLM

PROPOSAL 1: APPROVAL OF THE CFP MERGER AGREEMENT
AND PLAN OF REORGANIZATION (THE "CFP PLAN")

On February 27, 2015, the Board of Directors/Trustees of both Funds, including a majority of the Directors/Trustees who are not "interested persons," as such term is defined in Section 2(a)(19) of the Investment Company Act (the "Non-interested Directors/Trustees"), unanimously:

(1)	declared that the merger of CFP with and into CLM is in the best interest of each Fund and its Shareholders;
(2)	declared that in their respective opinions the interests of the existing Shareholders of CFP and CLM will not be diluted with respect to value but will be diluted with respect to voting, as a result of the CFP Merger;
(3)	approved the CFP Plan; and
(4)	recommended that the Shareholders of each Fund approve the CFP Plan.

Shareholders should note that the composition of the Board of Directors/Trustees of CLM and CFP are identical, therefore, the Non-interested Directors/Trustees are "non-interested" with respect to CLM and CFP but may not be considered to be at arms-length with respect to the proposed CFP Merger. The Board of Directors/Trustees of each Fund suggests that Shareholders carefully review the information contained in the Proxy Statement/Prospectus before casting a vote.

For more information about the merger, see "Information about the CFP Merger."

The CFP Plan is subject to the approval of the Shareholders of each Fund and certain other conditions that are explained below. It provides for the merger (the "CFP Merger") of CFP with and into CLM in accordance with the DSTA and MGCL.

As a result of the CFP Merger:

(1)	CFP will no longer exist;
(2)	CLM will be the surviving corporation, and then
(a)	each share of beneficial interest of CFP will convert into an equivalent dollar amount of full and fractional shares of common stock of CLM based on the relative net asset value per share of CLM and CFP calculated at the close of business on the Business Day (as such term is defined in the CFP Plan) preceding the Effective Date;
(b)	CFP Shareholders participating in CFP's dividend reinvestment plan will receive fractional shares; and
(c)	CFP Shareholders that do not participate in CFP's dividend reinvestment plan will not receive fractional shares, rather CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT at the then current market price and remit the proceeds to CFP's Shareholders in proportion to their fractional shares.

A copy of the CFP Plan is attached to this combined Proxy Statement/Prospectus as Exhibit A, and the description of the CFP Plan included in this combined Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

The following provides a more detailed discussion about the CFP Merger, CLM and CFP and additional information that you may find helpful when considering your vote on the CFP Merger.

SYNOPSIS

This summary highlights important information included in this combined Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the CFP Plan. Shareholders of each Fund should read this entire Proxy Statement/Prospectus carefully.

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THE PROPOSED CFP MERGER

The Board of Directors/Trustees of CLM and CFP, including the Non-interested Directors/Trustees of each Fund, have unanimously approved the CFP Plan. The CFP Plan provides for the merger of CFP with and into CLM. As a result of the CFP Merger:

(1)	each share of beneficial interest of CFP will convert into an equivalent dollar amount of full and fractional shares of CLM common stock based on the relative net asset value per share of CLM and CFP calculated at the close of business on the Business Day (as such term is defined in the CFP Plan) preceding the Effective Date;
(2)	Shareholders participating in CFP's dividend reinvestment plan will, on the Effective Date, receive fractional shares;
(3)	Shareholders that do not participate in CFP's dividend reinvestment plan will not receive fractional shares, rather CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT at the then current market price and remit the proceeds to CFP's Shareholders in proportion to their fractional shares.

If the CFP Merger is not consummated, CLM and CFP each will continue as a separately managed investment company. There will be no changes to CLM, however because CFP does not have the same exemption from Section 19 of the Investment Company Act as CLM, the Board of Trustees of CFP will have to review its current level and frequency of distributions and may have to revise the amount and frequency of such distributions.

FORM OF ORGANIZATION

Both CLM and CFP are closed-end, diversified management investment companies, both of which are registered under the Investment Company Act. CLM was organized as a Maryland corporation in 1987. CFP was organized as a Delaware statutory trust in 2007. Both CLM and CFP’s Board of Directors/Trustees is responsible for the management of the business and affairs of the respective Fund.

INVESTMENT OBJECTIVES

CLM's investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies. CFP’s investment object is to provide total return through investments in equity securities of U.S. and non-U.S. companies.

CLM's investment objective is fundamental, and can only be changed with the approval of the holders of a majority of the outstanding voting securities of CLM, as set forth in Section 2(a)(42) of the Investment Company Act. CFP’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without the vote of a majority of the Fund’s outstanding shares if the Board believes that it is in the best interests of the Fund and the Shareholders to do so.

The preceding summary of both CLM and CFP’s investment objective and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies."

NET ASSETS OF CLM AND CFP

At December 31, 2014, CLM had net assets of $168,287,331 and CFP had net assets of $261,342,276.

FEES AND EXPENSES--CFP AND CLM

Cornerstone Advisors serves as the investment adviser for both CLM and CFP. The investment advisory agreements between the Advisor and CLM and CFP respectively are substantially identical. As compensation for its advisory services, Cornerstone Advisors is contractually entitled to receive from CLM and CFP an annual fee of one percent (1.00%) of each Fund's average weekly net assets payable on a monthly basis.

For the year ended December 31, 2014, Cornerstone Advisors earned $1,755,166 and $2,284,138 for performing its advisory services to CLM and CFP, respectively.

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AFS serves as CFP's and CLM's administrator. CFP and CLM each pay AFS a monthly fee that is computed weekly at an annual rate of 0.075% of the respective Fund's average daily net assets, subject to a minimum annual fee of $50,000. In addition to the fee, both CFP and CLM are required to reimburse AFS for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of AFS in connection with attendance at Board meetings and legal fees. For the year ended December 31, 2014, AFS earned $131,638 and $171,311 from CLM and CFP, respectively for services performed for each Fund.

Based on net assets at December 31, 2014, and projected expenses for the year 2015, each of CLM's and CFP's annualized expense ratio for 2015 would be expected to be approximately 1.33% and 1.25%, respectively. Based on similar assumptions, CLM's annualized expense ratio after the CFP Merger, not including the expenses of the CFP Merger, is projected to be approximately 1.24% for the 2015 year. The actual expense ratio for the 2015 year, whether or not the CFP Merger occurs, may be higher or lower than these projections and depend upon performance, general stock market and economic conditions, net asset levels, stock prices and other factors.

See "Expense Table" below for the current expenses of CLM and CFP and pro forma expenses following the proposed merger.

DISTRIBUTION POLICIES

CLM

CLM initiated a fixed, monthly distribution to Shareholders in 2002 which, with interim adjustments and extensive disclosure, continues to be a high-level managed distribution plan (“MDP”). The MDP has been maintained through the historic economic volatility, increased regulatory scrutiny and challenging markets of the intervening years.

During recent years, CLM’s investments made in accordance with its objective have failed to provide adequate income to meet the requirements of the managed distribution policy. Nevertheless, the Board of Directors of CLM continues to believe that CLM’s objective and strategy are complementary to the CLM’s commitment, through the MDP, to provide regular distributions which increase liquidity and provide flexibility to individual Shareholders. The Adviser seeks to achieve net investment returns that exceed the amount of CLM’s managed distributions, although there is no guarantee that the Adviser will be successful in this regard.

The MDP provides a regular monthly distribution to Shareholders that is adjusted through an annual resetting of the monthly distribution amount per share based on CLM’s net asset value on the last business day in October. The terms of the MDP have been reviewed and are approved at least annually by the CLM’s Board of Directors and can be modified at the Board’s discretion. To the extent that distributions exceed the current net earnings of CLM, the balance of the amounts paid out will be generated from sales of portfolio securities held by CLM and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital. Although return of capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the Shareholder’s original investment amount. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on CLM’s investment portfolio. Substantially all of the distributions that CLM made to its Shareholders for years 2010-2011 consisted of a return of its Shareholders’ capital, and not of income or gains generated from CLM’s investment portfolio, and a majority of the distributions that CLM made to its Shareholders for years 2012-2014 consisted of a return of its Shareholders’ capital, and not of income or gains generated from CLM’s investment portfolio. A return-of-capital distribution reduces the tax basis of an investor’s shares in CLM. The Board of Directors intends to maintain CLM’s MDP even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution. The Board of Directors currently plans to maintain this MDP even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to Shareholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate the MDP at any time and such termination may have an adverse effect on the market price for CLM’s shares.

The MDP historically has maintained a stable, high rate of distribution. The Board of Directors remains convinced that CLM’s Shareholders are well served by a policy of regular distributions which increase liquidity and provide flexibility to individual Shareholders in managing their investments. Shareholders have the option of reinvesting all or a portion of these distributions in additional shares through CLM’s distribution reinvestment plan or receiving them in cash.

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CLM makes level distributions on a monthly basis and these distributions are not tied to the Fund’s net investment income and capital gains, and may not represent yield or investment return on the Fund’s portfolio. Under the MDP, CLM makes monthly distributions to Shareholders at a rate that may include periodic distributions of its net earnings or a return of capital. As noted above, Shareholders have the option of reinvesting all or a portion of these distributions in additional shares of CLM through the Fund’s distribution reinvestment plan or receiving them in cash. In any fiscal year where total cash distributions exceed net earnings and unrealized gain or loss for the year, such excess will decrease the Fund’s total assets and, as a result, will have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total net earnings and unrealized gain or loss for years from the Fund’s portfolio would not be great enough to fully offset the amount of cash distributions paid to CLM Shareholders. If this were to be the case, CLM’s assets would be partially reduced by an equal amount, and there is no guarantee that CLM would be able to replace the assets. In addition, in order to make such distributions, CLM may need to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, the cash used to make distributions will not be available for investment pursuant to the Fund’s investment objective.

Funds maintain varying degrees of cash levels pursuant to market conditions and the judgment of the portfolio manager. In addition, portfolio managers must raise cash periodically to cover operating expenses. For any fund, to the extent that cash is held at any given time for operating expenses or other purposes, it will not be available for investment pursuant to that fund’s investment objective. In addition to these general cash requirements, a fund’s distribution policy may also require that securities be sold to raise cash for those shareholders who elect to take cash distributions rather than reinvest in shares of the fund, in which case, it will also not be available for investment pursuant to the fund’s investment objective. It is possible that a situation will occur where the MDP contributes to a reduction of assets over an extended period of time such that the assets of CLM are reduced to a point where CLM would no longer be economically viable. In such event, CLM would need to take additional actions, which may include, for example, liquidation or merger, to address the situation. While this is one of the risk factors of any managed distribution policy, including the MDP, it is important to note that the MDP was not designed to be a mechanism for the dissolution of CLM or a short-term liquidation policy, and it is not the intention of the Board to allow CLM to self-liquidate through the unsupervised effects of the MDP. The Board monitors the MDP and CLM’s asset levels regularly, and remains ready to modify the terms of the MDP if, in its judgment, the Board believes it is in the best interests of the Fund and its Shareholders. To the extent CLM assets are reduced, the Board will consider additional rights offerings in the future.

A return-of-capital distribution reduces the tax basis of an investor’s shares, which may make record-keeping by certain Shareholders more difficult.

CLM discloses the characterization of its distributions in notices to Shareholders and press releases to the public. Notwithstanding these communications, it is possible that the MDP may create potential confusion in the marketplace as to whether CLM’s distributions are comprised of income or return of capital and how such characterization may influence the market price of CLM’s shares.

In order to maintain the MDP, CLM applied for and received an exemption from the requirements of Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains, provided that the MDP calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of CLM’s average net asset value over a specified period of time or market price per share at or about the time of distribution or pay-out of a level dollar amount.

The MDP results in the payment of approximately the same amount per share to CLM’s Shareholders each month. These distributions are not to be tied to CLM’s investment income and capital gains and do not represent yield or investment return on CLM’s portfolio. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require CLM to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, CLM would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from CLM is net profit. A return of capital distribution does not reflect positive investment performance. Shareholders should not draw any conclusions about CLM’s investment performance from the amount of its managed distributions or from the terms of the MDP. When CLM issues a written disclosure pursuant to Section 19(a) and Rule 19a-1, CLM will refer to such a notice as a “Rule 19a-1 Notice Accompanying Distribution Payment”. In addition, CLM will refer to the return of capital distributions as “Paid-in-capital” which will be presented under the “Source of payment” heading in such notice.

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On August 8, 2014, the Board of Directors of CLM announced that the distribution percentage for the calendar year 2015 was to remain at 21%, which was applied to the net asset value of CLM at the end of October 2014 to determine the distribution amounts for calendar year 2015. The distribution percentage is not a function of, nor is it related to, the investment return on CLM’s portfolio but the 2015 distributions based on the distribution percentage may consist of a return of Shareholders’ capital invested in CLM.

The Board of Directors of CLM reserves the right to change the MDP from time to time.

CFP

The Fund seeks to make a distribution to Shareholders each month (the “Distribution Policy”). It is important to note that the Board of Trustees of CFP has not adopted a MDP for CFP because CFP does not have an exemption from Section 19 of the Investment Company Act similar to the exemption obtained by CLM.

During recent years, the Fund’s investments made in accordance with its objective have failed to provide adequate income to meet the requirements of the Distribution Policy.  Nevertheless, the Board of Trustees of CFP continues to believe that the Fund’s objective and strategy are complementary to the Fund’s commitment, through the Distribution Policy, to provide regular distributions which increase liquidity and provide flexibility to individual Shareholders.  The Adviser seeks to achieve net investment returns that exceed the amount of the Fund’s distributions, although there is no guarantee that the Adviser will be successful in this regard.

CFP seeks to make a distribution to Shareholders each month.  These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on CFP’s portfolio. The distribution rate may be modified by the Board of Trustees from time to time.  To the extent that distributions exceed the Fund’s current net income and net capital gains, the balance of the amounts paid out will be generated from sales of portfolio securities held by CFP and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital.  Although return-of-capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the Shareholder’s original investment amount.  To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on CFP’s investment portfolio. Most of the distributions that CFP made to its Shareholders for years 2010 - 2014 consisted of a return of its Shareholders’ capital, and not of income or gains generated from CFP’s investment portfolio. CFP’s final distribution for each calendar year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.  However, if it determines it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred.  In general, the total distributions made in any taxable year (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of CFP’s current and accumulated earnings and profits.  Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in CFP.  The Distribution Policy may, under certain circumstances, have adverse consequences to the Fund and the Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in CFP and, over time, increase the Fund’s expense ratio.  To the extent necessary to meet the amounts distributed under the Distribution Policy, portfolio securities may be sold to the extent adequate income is not available.

Unless the registered owner of shares elects to receive cash, all distributions declared on shares are automatically reinvested in additional Shares.

If the CFP Merger is not approved, the Board of Trustees will consider what steps should be taken with regard to continuing its Distribution Policy, including modifying it, or eliminating it. The Board of Trustees of CFP may determine in the future to authorize the filing of an exemptive application with the SEC seeking an order under the Investment Company Act to exempt CFP from the requirements of Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the CFP’s average net asset value over a specified period of time or market price per share at or about the time of distribution or pay-out of a level dollar amount.  It is important to note that the conditions contained in any exemptive relief granted by the staff of the SEC will differ considerably from the conditions contained in CLM’s exemptive order. The Board will monitor whether such relief is appropriate given these new and different conditions. In the event the Board determines to authorize the filing of such an exemptive application, there can be no assurance that the staff of the SEC will grant such relief to CFP or, if granted, that the Board will determine to implement a managed distribution plan. No assurance can be given that the SEC will grant the exemption to CFP if requested.

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The level monthly dividend distribution described above results in the payment of approximately the same amount or percentage to the Shareholders each month. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on CFP’s portfolio. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require CFP to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, CFP would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

If CFP were to merge into CLM, CFP Shareholders will become Shareholders of CLM and will take part in the MDP that currently exists in CLM including, CLM’s exemption from Section 19(b) of the Investment Company Act currently held by CLM.

FEDERAL INCOME TAX CONSEQUENCES OF THE CFP MERGER

As a condition to the closing of the CFP Merger, each Fund will receive an opinion of Blank Rome LLP, counsel to each Fund, stating that the CFP Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, CLM, CFP, CLM Shareholders, and CFP Shareholders that participate in the CFP dividend reinvestment plan will not recognize any substantial gain or loss as a result of the CFP Merger. However, CFP Shareholders that do not participate in the CFP dividend reinvestment plan and receive cash in lieu of the fractional shares may recognize some gain. The holding period and the aggregate tax basis of CLM shares (including fractional shares) received by a CFP shareholder will be the same as the holding period and aggregate tax basis of the shares of CFP previously held by the Shareholder. The holding period and the aggregate tax basis of the assets received by CLM in the CFP Merger will be the same as the holding period and the tax basis of such assets in the hands of CFP immediately before the CFP Merger. For more information about the tax consequences of the CFP Merger, see "Information about the CFP Merger - Tax Considerations and Consequences of the Merger."

UNREALIZED CAPITAL GAINS/LOSSES

As of December 31, 2014, CLM had approximately $28,045,935 in net unrealized capital gains representing 16.7% of net assets, and CFP had $15,211,963 in net unrealized capital losses representing 5.8% of net assets.

EXPENSES OF THE CFP MERGER

In evaluating the proposed CFP Merger, the Board of Directors/Trustees of each Fund have estimated the amount of expenses CLM and CFP would incur to be approximately $185,000 and $150,000 respectively, which includes, but is not limited to, NYSE MKT fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the CFP Merger. Each Fund will bear its respective costs of the CFP Merger, however, to the extent that any of the expenses incurred relate specifically to actions taken by CLM as a result of the CFP Merger, such as SEC registration fees and NYSE MKT listing fees, such expenses will be allocated on the basis of relative net assets of each Fund.

PRINCIPAL RISK FACTORS

Both CLM and CFP are closed-end management investment companies and are designed primarily for long-term investors and not as trading vehicles.

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Each Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that each Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

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Other Investment Company Securities Risk. Each Fund invests a significant portion of its assets in the securities of other closed-end investment companies and in exchange traded funds (“ETFs”). Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent that each Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Shareholder in each Fund will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which each Fund invests will be achieved.

Common Stock Risk. Each Fund will invest a portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. Each Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in each Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which each Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that each Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, each Fund does not expect to engage in foreign currency hedging transactions.

Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that each Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the CFP Merger, if it occurs. Whether investors will realize gains or losses upon the sale of the common stock will depend not upon each Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of each Fund, each Fund cannot predict whether the shares will trade at, below or above net asset value. As of December 31, 2014, each of CLM and CFP were trading at discounts to their net asset value, 2.53% and 3.61%, respectively.

Defensive Positions. During periods of adverse market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. Each Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. Each Fund’s successful pursuit of its investment objective depends upon the Advisor’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Advisor to fulfill each Fund’s investment objective. The Advisor’s security selections and other investment decisions might produce losses or cause each Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Advisor, the Advisor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent each Fund from achieving its investment objective. The Advisor may also benefit from the offering because its fee is based on the assets of each Fund, which could be perceived as a conflict of interest.

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Managed Distribution Risk. Under CLM’s MDP and CFP’s managed distribution policy (collectively the “Distribution Policy”), each Fund makes monthly distributions to Shareholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease each Fund’s total assets and, as a result, would have the likely effect of increasing each Fund’s expense ratio. There is a risk that the total Net Earnings from each Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to Shareholders. If this were to be the case, each Fund’s assets would be depleted, and there is no guarantee that each Fund would be able to replace the assets. In addition, in order to make such distributions, each Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to each Fund’s investment objective. Since CLM adopted the Distribution Policy in 2002, the Fund’s distributions have exceeded its Net Earnings for each year except one (2005). Since CFP adopted the Distribution Policy, the Fund’s distributions have exceeded its Net Earnings for each year. For the taxable Shareholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such Shareholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the Shareholder’s basis in the shares. The Shareholders would reduce their basis in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the Shareholder’s original investment amount. Any return of capital will be separately identified when Shareholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in CLM and CFP. Furthermore, each Fund may need to raise additional capital in order to maintain the Distribution Policy.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If each Fund owns a preferred security that is deferring its distributions, each Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, each Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

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Emerging Markets Securities Risk. CFP may invest up to 20% of its net assets in securities of issuers located in “emerging markets” through its investments in ETFs, other investment companies and depository receipts and may invest up to 5% of its net assets directly in emerging market securities. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict CFP’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Unlike CFP, CLM is not restricted when investing in securities of issuers located in “emerging markets.” If the CFP Merger is approved by Shareholders of CFP, the Shareholders of CFP who will become Shareholders of CLM, will no longer be subject to the restrictions of investing in securities of issuers located in “emerging markets.”

As a Shareholder, you may pay certain fees and expenses if you hold shares of CLM or CFP, or in CLM-Post CFP Merger. These fees and expenses, including fees and expenses based on a pro forma basis, post the merger are set forth in the table below and the example that follows.

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of December 31, 2014

The following tables illustrate the anticipated reduction or increases in the total expense ratio for the Shareholders of each Fund expected as a result of the completion of the CFP Merger. The table sets forth (i) the total expense ratio for each Fund for the 12-month period ended December 31, 2014; and (ii) the pro forma total expense ratio for the combined fund, assuming the merger had taken place on December 31, 2014.

	CFP	CLM	CLM Pro Forma, Post CFP Merger(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None
Distribution Reinvestment Plan fees	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to shares)
Investment Management Fees(c)	1.00%	1.00%	1.00%
Other Expenses(d)	0.25%	0.33%	0.32%
Acquired Fund Fees and Expenses(e)	0.92%	0.53%	0.75%
Total Annual Expenses	2.17%	1.86%	2.07%

(a)	Assumes the merger had taken place on December 31, 2014. These figures also reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the merger. The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the merger.

(b)	No sales load will be charged in connection with the issuance of CLM shares as part of the merger. Shares are not available for purchase from the Funds but may be purchased on the NYSE MKT, through a broker-dealer subject to individually negotiated commission rates. Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

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(c)	Both CFP and CLM each pay the Investment Adviser a contractual management fee at an annual rate of 1.00% of each Fund’s average weekly net assets. If the merger is consummated, the annual contractual investment advisory fee rate of CLM Post CFP Merger will be 1.00% of the average weekly net assets of the combined fund.

(d)	“Other Expenses” are based upon gross estimated amounts for the current fiscal year and include among other expenses, administration and accounting fees. Pro forma “other expenses” reflect the elimination of duplicative costs and other efficiencies expected to arise from the merger. Each Fund has no current intention to borrow money for investment purposes and each has adopted a fundamental policy against selling securities short.

(e)	Each Fund invests in other closed-end investment companies and exchange traded funds (“ETFs”) (collectively, the “Acquired Funds”). Each Fund’s Shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the respective Fund invests. Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ended December 31, 2014.

Each Fund will bear expenses incurred in connection with the merger (whether or not the merger is consummated), including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors/Trustees, expenses incurred in connection with the preparation of the merger agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the merger, legal fees incurred preparing each Fund’s Board of Directors/Trustees materials, attending each Fund’s Board of Directors/Trustees meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the merger. Expenses specific to one or each of CFP or CLM are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets. Merger costs are estimated to be $ 150,000 for CFP and $185,000 for CLM, for a total of $335,000. Costs related to the merger are currently estimated to be approximately 0.08 % of net assets, which equates to $0.01 per share for CFP and $0.02 per share for CLM as of December 31, 2014.The actual costs associated with the proposed merger may be more or less than the estimated costs discussed herein.

Example. The purpose of the following example is to help you understand the costs and expenses you may bear, directly or indirectly, as a Shareholder. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly, they are paid by the Funds before they distribute net investment income to Shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

	1 Year	3 Years	5 Years	10 Years
CFP	$22	$69	$118	$253
CLM	$19	$59	$101	$219
CLM Pro Forma Combined Fund	$21	$65	$112	$242

FINANCIAL HIGHLIGHTS

The information required in this portion is being incorporated by reference from each Fund's Annual Report to Shareholders filed with the SEC. This information was audited by Tait, Weller & Baker, LLP, each Fund's independent auditors, whose reports, along with each Fund's financial statements, are incorporated herein by reference and included in each Fund's Annual Report to Shareholders. Each of the Fund's Annual Report and Semi-Annual Report may be obtained without charge, by writing to the Fund c/o AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, or by calling (866) 668-6558.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

ORGANIZATION

CLM is a closed-end, diversified management investment company registered under the Investment Company Act. CLM was incorporated in Maryland on May 1, 1987 and commenced operations on June 30, 1987. CFP is a closed-end, diversified management investment company registered under the Investment Company Act. CFP was organized as a Delaware statutory trust on April 26, 2007 and commenced operations on September 10, 2007. Each Fund is managed and advised by Cornerstone Advisors. The shares of common stock/beneficial interest of each Fund are listed and trade on the NYSE MKT under the symbols "CLM" and "CFP", respectively. After the CFP Merger, CLM's shares will continue to trade on the NYSE MKT under the symbol "CLM", while CFP's shares will be delisted and CFP will cease to exist.

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The shares of common stock/beneficial interest of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock/beneficial interest are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of each Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of each Fund are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated investment objective.

INVESTMENT OBJECTIVES

CLM

CLM's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies which CLM management believes have demonstrated fundamental investment value and favorable growth prospects, as determined by the Advisor. In general, CLM invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter.

CFP

CFP's investment objective is to provide total return through investing primarily in the equity securities of U.S. and non-U.S. companies. In general, CFP invests primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depository Receipts (“ADRs”) or other forms of depositary receipts, such as International Depository Receipts (“IDRs”), which trade in the United States, closed-end investment companies and ETFs. CFP pursues current income, as a component of total return, by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities.

CLM's investment objective is fundamental, and can only be changed with the approval of the holders of a majority of the outstanding voting securities of CLM, as set forth in Section 2(a)(42) of the Investment Company Act. CFP’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without the vote of a majority of CFP’s outstanding shares if the Board believes that it is in the best interests of the Fund and the Shareholders to do so.

COMPARISON OF INVESTMENT POLICIES

CLM

CLM’s portfolio, may under normal market conditions, consist of the equity securities of U.S. and non-U.S. companies. CLM may invest without limitation in other closed-end investment companies and ETFs, provided that CLM limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by CLM. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested. As of December 31, 2014, 41.6% of CLM’s portfolio consisted of other closed-end investment companies.

In general, the Fund invests in other closed-end investment companies, ETFs, common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter. CLM may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million. In addition, CLM may engage in hedging transactions to reduce its company market and currency exchange exposure.

In determining which securities to buy for CLM’s portfolio, the Advisor uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Advisor.

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Although CLM has the ability to invest a portion of its assets in non-U.S. companies, CLM has consistently maintained the investment of at least 95% of its assets in U.S. listed companies since June 30, 2001.

To comply with provisions of the Investment Company Act, on any matter upon which CLM is solicited to vote as a shareholder in an investment company in which it invests, the Advisor votes such shares in the same general proportion as shares held by other shareholders of that investment company. The Fund does not and will not invest in any other closed-end funds managed by the Advisor.

CLM may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that CLM may not invest more than 3% of CLM’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. CLM will invest only in such illiquid securities that, in the opinion of the Advisor, present opportunities for substantial growth over a period of two to five years.

CLM’s investment policies emphasize long-term investment in securities. Therefore, the CLM’s annual portfolio turnover rate is expected to continue to be relatively low, ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

CLM’s foregoing investment policies may be changed by CLM’s Board of Directors without Shareholder vote.

Although CLM does not anticipate having any securities lending income during the current calendar year, CLM may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although CLM will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that CLM be able to reacquire the loaned securities if certain events occur, CLM is still subject to the risk that the borrower of the securities may default, which could result in CLM losing money, which would result in a decline in CLM’s net asset value.

CLM may, from time to time, take temporary defensive positions that are inconsistent with CLM’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, CLM may not achieve its investment objective.

The Advisor may invest CLM’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the Investment Company Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Advisor’s recommendations and the portfolio manager’s decisions are subjective.

CLM has no current intent to use leverage; however, CLM reserves the right to utilize limited leverage through issuing preferred shares. CLM also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of CLM securities. In addition, CLM may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, CLM may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

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CFP

Under normal market conditions, the Fund’s portfolio consists principally of the equity securities of U.S. and non-U.S. companies.  Equity securities in which CFP may invest include common and preferred stocks, closed-end investment companies, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), and ETFs.

CFP may invest a portion of its assets in U.S. dollar-denominated debt securities when the Advisor believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Advisor may determine to invest in U.S. dollar-denominated debt securities.  Debt securities in which CFP may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Advisor to be suitable for investment by the Fund.  CFP may invest in the securities of issuers that it determines to be suitable for investment by CFP regardless of their rating; provided, however, that the Fund may not invest directly in debt securities that are determined by the Advisor to be rated below “BBB” by S&P or “Baa” by Moody’s, commonly referred to as “junk bonds”.

CFP may invest without limitation in other closed-end investment companies and ETFs, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by CFP.  As a shareholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Advisor utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Advisor with respect to the Fund’s portfolio.

To comply with provisions of the Investment Company Act, on any matter upon which CFP is solicited to vote as a shareholder in an investment company in which it invests, the Advisor votes such shares in the same general proportion as shares held by other shareholders of that investment company.  The Fund will not invest in any other closed-end funds managed by the Advisor.

Generally, securities will be purchased or sold by CFP on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.  The Advisor does not expect investments in illiquid securities to comprise more than 10% of the Fund’s net assets (determined at the time the investment is made). CFP will invest only in illiquid securities that, in the opinion of the Advisor, present opportunities for substantial growth over a period of two to five years.

CFP’s foregoing investment policies may be changed by the Fund’s Board of Trustees without Shareholder vote.

CFP may, from time to time, take temporary defensive positions that are inconsistent with CFP’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, CFP may not achieve its investment objective.

The Advisor may invest the Fund’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the Investment Company Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser’s recommendations and the portfolio manager’s decisions are subjective.

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CFP has no current intent to use leverage; however, CFP reserves the right to utilize limited leverage through issuing preferred shares.  The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.  In addition, CFP may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts).  In order to hedge against adverse market shifts and for non-hedging, speculative purposes, CFP may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.  The Fund has no current intention to enter into any derivative transactions.

Under the Investment Company Act, neither CLM or CFP may: (1) invest more than 5% of its total assets in the securities of any one investment company, nor (2) acquire more than 3% of the outstanding voting securities of any such company.

UNITED STATES FEDERAL INCOME TAXES

The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Shareholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company ("RIC"), for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors/Trustees of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. Each Fund currently expects to distribute any excess annually to their shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who:

(1)	will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount;
(2)	will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and
(3)	will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

Income received by a Fund from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

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Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its shareholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its shareholders, see "Taxation" in the SAI.

INFORMATION ABOUT THE MERGER

GENERAL

Under the CFP Plan, CFP will merge with and into CLM on the Effective Date. As a result of the CFP Merger and on the Effective Date:

(1) CFP will no longer exist; and

(2) CLM will be the surviving corporation and CFP will then:

(a) deregister as an investment company under the Investment Company Act of 1940;

(b) withdraw from registration under the Securities Exchange Act of 1934 (the "Exchange Act");

(c) remove its shares of beneficial interest from listing on the NYSE MKT; and

(d) cease its separate existence under Delaware law.

Each share of beneficial interest of CFP will convert into an equivalent dollar amount of full and fractional shares of CLM common stock, based on the relative net asset value per share of CLM and CFP calculated at the close of business on the Business Day preceding the Effective Date. CLM full and fractional shares will be issued to all of the CFP Shareholders. CFP Shareholders that participate in CFP's dividend reinvestment plan will receive fractional shares. Any CFP Shareholder that does not participate in CFP's dividend reinvestment plan will not receive fractional shares, rather CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT at the then current market price and remit the proceeds to CFP's Shareholders in proportion to their fractional shares.

The CFP Plan may be terminated and the CFP Merger abandoned, whether before or after approval by the Funds’ Shareholders, at any time prior to the Effective Date (i) by the mutual written consent of the Board of Directors/Trustees of CLM and CFP, or (ii) by either Fund's Board of Directors/Trustees if the conditions to that Fund's obligations under the CFP Plan have not been satisfied or waived.

If the CFP Merger has not been consummated by [____], 2015, the CFP Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors/Trustees of each Fund.

REASONS FOR THE CFP MERGER

The Board of Directors/Trustees of each Fund, including all of the Non-Interested Directors/Trustees, considered the proposed CFP Merger at a meeting of each Board held on February 27, 2015 and unanimously approved the proposed CFP Merger. For the reasons discussed below, the Board of Directors/Trustees of each Fund, including the Non-interested Directors/Trustees of the Funds, after consideration of the potential benefits of the CFP Merger to the Shareholders of each Fund and the expenses expected to be incurred by each Fund in connection therewith, unanimously determined that:

(1)	the interests of the existing Shareholders of CFP and CLM will not be diluted with respect to value but will be diluted with respect to voting, as a result of the proposed CFP Merger;
(2)	the managed distribution policy currently in place for CLM, which relies on the existence of an exemptive order granted to CLM by the SEC, is a better defined managed distribution policy for the Shareholders of CFP than the distribution policy currently in place for CFP Shareholders due to the fact that under Section 19 of the Investment Advisers Act, the distribution policy in place for CFP may have to change to avoid violation of Section 19 without obtaining exemptive relief; and

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(3)	the proposed CFP Merger is in the best interests of each Fund and its Shareholders.

The reasons stated above were fully recorded in each Fund’s minute book.

Three principal factors led the Board of Directors/Trustees of each Fund to reach these conclusions: (i) the CFP Merger will create a larger Fund and, consequently, all other factors being equal, should result in an expense ratio that is lower than the current expense ratio of either CLM or CFP; (ii) the managed distribution policy maintained by CLM in reliance on an exemptive order granted under Section 19(b) of the Investment Company Act that permits CLM to make periodic distributions of long-term capital gains in an amount equal to a fixed percentage of CLM’s average net asset value or market price over a specified period of time would benefit the Shareholders of CFP and (iii) the larger Fund should provide better market liquidity for Shareholders who want to sell their shares or add to their holdings. The Board of Directors/Trustees of each Fund also considered additional factors they deemed relevant and used their own business judgment in determining the material factors to consider in evaluating the CFP Merger and the weight to be given to each factor. Each Director/Trustee weighed the various factors differently in reaching his conclusion with respect to the CFP Merger. The Board of Directors/Trustees of each Fund believe that, all other things being equal, a lower expense ratio, a more defined managed distribution policy and better market liquidity for the shares would be a beneficial result to the surviving Fund.

IN THE JUDGMENT OF THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND, THE CFP MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

Shareholders should note that the Boards of Directors/Trustees of CLM and CFP are identical, therefore, although the Non-interested Directors/Trustees are "non-interested" with respect to each of the Funds under the Investment Company Act, they are not at arm's-length with respect to the proposed CFP Merger.

The Board of Directors/Trustees of each Fund, in declaring advisable and recommending the proposed CFP Merger, also considered the following:

1)	the capabilities and resources of Cornerstone Advisors in the area of investment management;
2)	the experience of Cornerstone Advisors in managing an investment company that has implemented a fixed monthly distribution policy;
3)	expense ratios and information regarding fees and expenses of CLM and CFP, both currently and on a pro forma basis after the CFP Merger;
4)	the terms and conditions of the CFP Merger and whether it would result in dilution of the interests of each Fund and its existing Shareholders;
5)	the compatibility of CLM and CFP's portfolio securities, investment objective, policies and restrictions;
6)	the tax consequences to each Fund and its Shareholders in connection with the CFP Merger; and
7)	the anticipated expenses of the CFP Merger.

In reviewing issues relating to the structure of the CFP Merger and the selection of the surviving corporation in the CFP Merger, each Board also considered information provided to them by Cornerstone Advisors concerning:

1)	the comparative performance records of CLM and CFP;
2)	public and market perception of CLM and CFP;
3)	the relative size of CLM and CFP;
4)	the investment policies, strategies and personnel Cornerstone Advisors intends to utilize in managing the surviving Fund;
5)	Cornerstone Advisors' recommendation that CLM be the surviving corporation; and
6)	the relative tax positions of CLM and CFP.

TERMS OF THE CFP MERGER AGREEMENT

The following is a summary of the significant terms of the CFP Plan. This summary is qualified in its entirety by reference to the CFP Plan, attached hereto as Exhibit A.

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Each share of beneficial interest of CFP will convert into an equivalent dollar amount of full and fractional shares of CLM common stock based on the relative net asset value per share of CLM and CFP calculated at the close of business on the Business Day (as defined in the CFP Plan) preceding the Effective Date. CLM full and fractional shares will be issued to all of the CFP Shareholders. CFP Shareholders that participate in CFP's dividend reinvestment plan will receive fractional shares. Any CFP Shareholder that does not participate in CFP's dividend reinvestment plan will not receive fractional shares, rather CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT at the then current market price and remit the proceeds to CFP's Shareholders in proportion to their fractional shares.

For purposes of valuing assets in connection with the CFP Merger, the assets of CFP will be valued pursuant to the principles and procedures consistently utilized by CLM, which principles and procedures are also utilized by CFP in valuing its own assets and determining its own liabilities. As a result, it is not expected that CLM's valuation procedures as applied to CFP's portfolio securities will result in any difference from the valuation that would have resulted from the application of CFP's valuation procedures to such securities. The net asset value per share of CLM common stock will be determined in accordance with these principles and procedures, and CLM will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses, nor will it be adjusted to take into account the potential value of tax loss carryforwards.

Neither CLM nor CFP issue stock certificates. The shares of beneficial interest of CFP that will be converted into shares of common stock of CLM will be held in book-entry form, with a statement provided to each Shareholder indicating such book-entry shares held behalf of each Shareholder.

The net asset value of the CLM shares received by CFP Shareholders will be equal to the aggregate net asset value of the CFP shares exchanged.

The CFP Plan provides, among other things, that the CFP Merger will not take place without (i) the requisite approval of the Shareholders of CFP and CLM, and (ii) the effectiveness of a Registration Statement on Form N-14.

The CFP Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors/Trustees or by either Fund if the other has violated a condition of the CFP Plan. The CFP Plan will automatically terminate after [____], 2015 if the CFP Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors/Trustees of each Fund.

The CFP Plan may be amended, modified or supplemented by mutual agreement of the Boards of Directors/Trustees of CLM and CFP. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to CFP Shareholders will be permitted following the meeting unless CFP Shareholders consent to the amendment.

EXPENSES OF THE CFP MERGER

In evaluating the proposed CFP Merger, the Board of Directors/Trustees of each Fund has estimated the amount of expenses each Fund will incur, including, but not limited to, NYSE MKT listing fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the CFP Merger. The estimated total expenses pertaining to the CFP Merger is approximately $150,000 for CFP and $185,000 for CLM, such number is inclusive of the expense that CLM will incur in connection with the CFP Merger. Each Fund will bear its respective costs of the CFP Merger, however, to the extent that any of the expenses incurred relate specifically to actions taken by CLM as a result of the CFP Merger, such as SEC registration fees and NYSE MKT listing fees, such expenses will be allocated on the basis of relative net assets of each Fund.

The expenses of the CFP Merger are expected to result in a reduction in net asset value per CLM share of approximately $0.02, and a reduction in net asset value per CFP share of approximately $0.01.

TAX CONSIDERATIONS AND CONSEQUENCES OF THE MERGER

THE FOLLOWING IS A DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO CFP SHAREHOLDERS WHO EXCHANGE THEIR SHARES OF CFP BENEFICIAL INTEREST FOR SHARES OF CLM COMMON STOCK IN THE MERGER. THIS DISCUSSION ADDRESSES ONLY CFP SHAREHOLDERS WHO ARE U.S. HOLDERS (AS DEFINED BELOW) AND HOLD CFP SHARES OF BENEFICIAL INTEREST AS A CAPITAL ASSET. IT DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR CFP SHAREHOLDER IN LIGHT OF THAT SHAREHOLDER'S INDIVIDUAL CIRCUMSTANCES OR TO A CFP SHAREHOLDER WHO IS SUBJECT TO SPECIAL RULES, INCLUDING, WITHOUT LIMITATION:

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•	a financial institution or insurance company;
•	a shareholder who is not a U.S. Holder;
•	a pass-through entity or an investor in such an entity;
•	a dealer or broker in securities or foreign currencies; and
•	a shareholder who holds CFP stock as part of a hedge, appreciated financial position, straddle, constructive sale or conversion transaction.

The following discussion is based on the Code, applicable Treasury Regulations, administrative interpretations and court decisions, each as in effect as of the date of this Proxy Statement/Prospectus and all of which are subject to change, possibly with retroactive effect. This discussion is not binding on the Internal Revenue Service, which is referred to as the IRS, and there can be no assurance that the IRS (or a court, if challenged by the IRS) will agree with the conclusions stated herein. In addition, this discussion does not address any state, local or foreign tax consequences of the merger.

CFP SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

"U.S. Holder" refers to a beneficial holder of stock that is (i) an individual citizen or resident of the United States, (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust (x) that is subject to the supervision of a court within the United States and the control of one or more U.S. persons as described in section 7701(a)(30) of the Code or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership holds CFP shares of beneficial interest, the tax treatment of a partner will generally depend upon the status of the partner and the activities of that partnership. If a U.S. Holder is a partner of a partnership holding that CFP share of beneficial interest, the holder is urged to consult its tax advisor regarding the tax consequences of the merger.

It is a condition to the completion of the merger that CFP and CLM receive a written opinion from Blank Rome LLP dates as of the effective date of the merger, to the effect that the merger will qualify as a reorganization within the meaning of Section 68(a) of the Code. The opinion will rely on certain assumptions as well as representations and covenants made by each of CFP and CLM. If any of those assumptions, representations or covenants are inaccurate, Blank Rome may not be able to render the required opinion and the tax consequences of the merger could differ from those discussed here. An opinion of counsel is not binding on the IRS or any court, nor does it preclude the IRS from adopting a contrary position. No ruling has been or will be sought from the IRS on the U.S. federal income tax consequences of the merger.

Assuming that the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, for U.S. federal income tax purposes:

•	a CFP shareholder whose CFP shares of beneficial interest are exchanged in the merger for shares of CLM common stock will not recognize gain or loss, except to the extent of chase, if any received in lieu of a fractional share of CLM common stock;
•	A CFP shareholder's aggregate tax basis in shares of CLM common stock received in the merger (including any fractional share interests deemed to be received and converted to cash) will equal the aggregate tax basis of the CFO share of beneficial interest surrendered in the merger; and
•	A CFP shareholder's holding period for shares of CLM common stock received in the merger will include the holding period for the shares of beneficial interest of CFP in the merger

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CASH IN LIEU OF FRACTIONAL SHARES

To the extent that a CFP shareholder receives cash in lieu of a fractional share of CLM common stock, the shareholder will be deemed to have received that fractional share in the merger and then to have received the cash in exchanged for that fractional share. The shareholder will generally recognize capital gain or loss equal to the difference between the cash received and the portion of the shareholder’s tax basis in the shares of beneficial interest of CFP surrendered allocable to that fractional share. This capital gain or loss will generally be long-term capital gain or loss if the CFP shareholder’s holding period for its shares of beneficial interest CFP exceeded one year at the effective time of the merger.

While CLM is not aware of any adverse state or local tax consequences of the proposed CFP Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

The Board of Directors/Trustees of each Fund considered the tax loss carryforward and current capital loss positions of each Fund as part of their overall process of considering the proposed CFP Merger. They also considered professional advice that they received regarding the future use of these various capital loss categories to offset future capital gains. This professional advice included the possibility that in some circumstances utilization of the capital loss carryforwards might be restricted, in part because of the CFP Merger. The Boards also considered whether the ability to continue to utilize the capital loss carryforwards should be made a condition to the effectiveness of the CFP Merger and concluded that it should not. It is believed that the effective utilization of the capital loss carryforward of CFP, without triggering adverse income tax consequences, is more likely if the CFP Merger is approved. The Boards concluded that in their respective judgments, under all of the facts and circumstances known to them after considering the advice of their professional advisers, the CFP Merger is in the best interests of each Fund and its shareholders, even if as a consequence there may be "truncation" (restriction on the utilization) of the capital loss carryforwards under the Code.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

DESCRIPTION OF SECURITIES TO BE ISSUED

The authorized stock of CLM currently consists of one hundred million (100,000,000) shares of common stock, $0.001 par value per share. Shares of CLM entitle its holders to one vote per share. Holders of CLM's common stock are entitled to share equally in distributions authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of CLM available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of CLM are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. CLM holds shareholder meetings annually.

The following table shows information about the common stock/shares of beneficial interest of each Fund as of December 31, 2014.

	AMOUNT AUTHORIZED	AMOUNT HELD BY FUND	AMOUNT OUTSTANDING
CLM COMMON STOCK	100,000,000	0	8,194,717
CFP SHARES OF BENEFICIAL INTEREST	unlimited	0	16,565,151

As of December 31, 2014, the net asset value of CLM common stock was $20.54, and the market price per share was $20.02. As of that same date, the net asset value of CFP shares of beneficial interest was $15.78, and the market price per share was $15.21.

PREMIUM/DISCOUNT TO NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for Shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK/BENEFICIAL INTERST OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

During the six year period (2009-2014) of CLM and CFP, the common stock/shares of beneficial interest of each Fund have generally traded at times at substantial premiums to net asset value, however, as of October 2014, both CLM and CFP have consistently traded at discounts through the end of the calendar year. [As of the last business day prior to the announcement of the proposed CFP Merger, common stock of CLM was trading at a premium and shares of beneficial interest of CFP were trading at a slight discount.] It is not possible to state whether shares of CLM will trade at a premium or discount to net asset value following the CFP Merger, or the extent of any such premium or discount.

PER SHARE DATA FOR CORNERSTONE PROGRESSIVE RETURN

FUND SHARES OF BENEFICIAL INTEREST TRADED ON THE NYSE MKT*

QUARTER ENDED	HIGH PRICE	LOW PRICE	CLOSING MARKET PRICE	CLOSING NET ASSET VALUE	PREMIUM/(DISCOUNT)
3/31/13	$23.80	$20.44	$23.68	$19.08	24.11%
6/30/13	24.92	19.92	23.16	17.28	34.03
9/30/13	23.64	20.00	20.52	17.28	18.75
12/31/13	21.08	20.04	20.56	17.24	19.26
3/31/14	21.72	20.60	21.20	17.00	24.71
6/30/14	21.52	18.32	18.36	17.68	3.85
9/30/14	18.72	15.76	16.44	16.44	0.00
12/31/14	16.56	12.52	15.21	15.78	(3.61)

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* The figures provided from March 31, 2013 through December 31, 2014 are based on the per share data for CFP's securities as traded on the NYSE MKT.

PER SHARE DATA FOR CORNERSTONE STRATEGIC VALUE FUND, INC. COMMON STOCK TRADED ON THE NYSE MKT*

QUARTER ENDED	HIGH PRICE	LOW PRICE	CLOSING MARKET PRICE	CLOSING NET ASSET VALUE	PREMIUM/(DISCOUNT)
3/31/13	$28.48	$24.39	$28.31	$23.28	21.61%
6/30/13	30.24	26.68	29.24	21.84	33.88
9/30/13	29.84	28.12	28.64	21.40	33.83
12/31/13	30.96	24.60	26.40	22.72	16.20
3/31/14	26.28	24.00	25.88	22.24	8.75
6/30/14	22.21	20.55	24.36	22.40	8.75
9/30/14	24.92	21.56	23.36	21.12	10.61
12/31/14	23.16	16.48	20.02	20.54	(2.58)

* The figures provided from March 31, 2013 through December 31, 2014 are based on the per share data for CFP's securities as traded on the NYSE MKT.

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of CLM and CFP as of December 31, 2014 and on a pro forma basis as of that same date giving effect to the CFP Merger:

(in thousands, except per share values)

	CFP	CLM	Pro Forma, Post CFP Merger*
Net Assets	$261,342	$168,287	$429,629
Shares of Common Stock Outstanding	16,565	8,195	20,920
Net Assets Per Share of Common Stock	$15.78	$20.54	$20.54

* The Pro Forma Net Assets of CLM Post Merger account for the aggregate cost of the merger to the participating Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

CLM initiated a fixed, monthly distribution to Shareholders in 2002, which with interim adjustments and extensive disclosure continues to be a high-level managed distribution plan (“MDP”). The MDP provides a regular monthly distribution to Shareholders that is adjusted through an annual resetting of the monthly distribution amount per share based on CLM’s net asset value on the last business day in October. To the extent that distributions exceed the current net earnings of CLM, the balance of the amounts paid out will be generated from sales of portfolio securities held by CLM and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital. Although return of capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the Shareholder’s original investment amount. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on CLM’s investment portfolio.

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CLM makes level distributions on a monthly basis and these distributions are not tied to the Fund’s net investment income and capital gains, and may not represent yield or investment return on the Fund’s portfolio. Under the MDP, CLM makes monthly distributions to Shareholders at a rate that may include periodic distributions of its net earnings or a return of capital. Shareholders have the option of reinvesting all or a portion of these distributions in additional shares of CLM through the Fund’s distribution reinvestment plan or receiving them in cash. In any fiscal year where total cash distributions exceed net earnings and unrealized gain or loss for the year, such excess will decrease the Fund’s total assets and, as a result, will have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total net earnings and unrealized gain or loss for years from the Fund’s portfolio would not be great enough to fully offset the amount of cash distributions paid to CLM Shareholders. If this were to be the case, CLM’s assets would be partially reduced by an equal amount, and there is no guarantee that CLM would be able to replace the assets. In addition, in order to make such distributions, CLM may need to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, the cash used to make distributions will not be available for investment pursuant to the Fund’s investment objective.

In order to maintain the MDP, CLM applied for and received an exemption from the requirements of Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains, provided that the MDP calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of CLM’s average net asset value over a specified period of time or market price per share at or about the time of distribution or pay-out of a level dollar amount.

The MDP results in the payment of approximately the same amount per share to CLM’s Shareholders each month. These distributions are not to be tied to CLM’s investment income and capital gains and do not represent yield or investment return on CLM’s portfolio. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require CLM to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, CLM would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from CLM is net profit. A return of capital distribution does not reflect positive investment performance. Shareholders should not draw any conclusions about CLM’s investment performance from the amount of its managed distributions or from the terms of the MDP. When CLM issues a written disclosure pursuant to Section 19(a) and Rule 19a-1, CLM will refer to such a notice as a “Rule 19a-1 Notice Accompanying Distribution Payment”. In addition, CLM will refer to the return of capital distributions as “Paid-in-capital” which will be presented under the “Source of payment” heading in such notice.

On August 8, 2014, the Board of Directors of CLM announced that the distribution percentage for the calendar year 2015 is to remain at 21%, which was applied to the net asset value of CLM at the end of October 2014 to determine the distribution amounts for calendar year 2015. The distribution percentage is not a function of, nor is it related to, the investment return on CLM’s portfolio but the 2015 distributions based on the distribution percentage are expected to consist principally or entirely of a return of Shareholders’ capital invested in CLM.

CFP seeks to make a distribution to Shareholders each month.  These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on CFP’s portfolio. The distribution rate may be modified by the Board of Trustees from time to time.  To the extent that distributions exceed the Fund’s current net income and net capital gains, the balance of the amounts paid out will be generated from sales of portfolio securities held by CFP and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital.  Although return-of-capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the Shareholder’s original investment amount.  To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on CFP’s investment portfolio. CFP’s final distribution for each calendar year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.  However, if it determines it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred.  In general, the total distributions made in any taxable year (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of CFP’s current and accumulated earnings and profits.  Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in CFP.  The Distribution Policy may, under certain circumstances, have adverse consequences to the Fund and the Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in CFP and, over time, increase the Fund’s expense ratio.  To the extent necessary to meet the amounts distributed under the Distribution Policy, portfolio securities may be sold to the extent adequate income is not available.

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Unless the registered owner of shares elects to receive cash, all distributions declared on shares are automatically reinvested in additional Shares.

If the CFP Merger is not approved, the Board of Trustees of CFP may determine in the future to authorize the filing of an exemptive application with the SEC seeking an order under the Investment Company Act to exempt CFP from the requirements of Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the CFP’s average net asset value over a specified period of time or market price per share at or about the time of distribution or pay-out of a level dollar amount.  It is important to note that the conditions contained in any exemptive relief granted by the staff of the SEC will differ considerably from the conditions contained in CLM’s exemptive order. The Board will monitor whether such relief is appropriate given these new and different conditions. In the event the Board determines to authorize the filing of such an exemptive application, there can be no assurance that the staff of the SEC will grant such relief to CFP or, if granted, that the Board will determine to implement a managed distribution plan. No assurance can be given that the SEC will grant the exemption to CFP if requested.

The level monthly dividend distribution described above results in the payment of approximately the same amount or percentage to the Shareholders each month. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on CFP’s portfolio. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require CFP to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, CFP would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

It is the current intention of the Board of Directors of CLM to continue CLM’s current monthly distribution policy after the CFP Merger.

PORTFOLIO VALUATION

Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors/Trustees. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors/Trustees of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. At December 31, 2014, both CFP and CLM held no securities valued in good faith by the Board of Directors/Trustees. The net asset value per share of each Fund is made available to the public on a weekly basis.

For purposes of valuing assets in connection with the CFP Merger, the assets of CFP will be valued pursuant to the principles and procedures consistently utilized by CLM, which principles and procedures are also utilized by CFP in valuing its own assets and determining its own liabilities. It is not expected that CLM's valuation procedures as applied to CFP's portfolio securities will result in any difference from the valuation that would have resulted from the application of CFP's valuation procedures to such securities.

DIVIDEND REINVESTMENT PLAN

Each Fund operates a distribution reinvestment plan (the “Plan”), administered by American Stock Transfer and Trust Company, LLC (the “Agent”), pursuant to which each Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in each Fund’s shares.

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Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating Shareholder.  Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560.  Under the Plan, Distributions to Shareholders are reinvested in full and fractional shares as described below.

When the respective Fund declares a Distribution, the Agent, on the Shareholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE MKT or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the respective Fund’s last reported net asset value per share or by a price equal to the average closing price of the respective Fund over the five trading days preceding the payment date of the Distribution, whichever is lower.  However, if the last reported net asset value of the respective Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting Shareholders based on the average cost of such Open Market Purchases. Upon notice from each Fund, the Agent will receive the distribution in cash and will purchase shares of common stock/shares of beneficial interest in the open market, on the NYSE MKT or elsewhere, for the participants' accounts, except that the Agent will endeavor to terminate purchases in the open market and cause each Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by each Fund at a price equal to the net asset value at the time of valuation. In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by each Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which each Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by each Fund because each Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by each Fund.

Whenever the respective Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan Participants of the Fund in shares (less such participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of shares for such participant’s account.  Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  The Agent may aggregate a participant’s purchases with the purchases of other participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each participant.

Registered Shareholders who do not wish to have their Distributions automatically reinvested should so notify the respective Fund in writing.  If a Shareholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the Shareholder will automatically receive such Distributions in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of each Fund’s Board of Directors/Trustees, certificates for whole shares credited to such participant’s account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

The Agent will maintain all Shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records.  The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each Shareholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating Shareholders.

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In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record Shareholder as representing the total amount of shares registered in the Shareholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Funds shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

Each Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all their shares though the Agent. Shares may be sold via the internet at www.amstock.com or through the toll free number. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, N.Y. 10269-0560. There is a fee of $15.00 per transaction and commission of $0.10 per share.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560.  Certain transactions can be performed online at www.amstock.com or by calling the toll-free number, (866) 668-6558.

CORPORATE GOVERNANCE PROVISIONS.

CLM is a Maryland corporation and CFP is a Delaware statutory trust. In many respects the Articles of Incorporation and the Declaration of Trust for each Fund as well as the by-law provisions of each Fund are similar to each other.

SPECIAL VOTING PROVISIONS AND REQUIREMENTS

The Articles of Incorporation/Declaration of Trust and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the holders of the shares of CLM is required to authorize any of the following transactions:

1)	merger, consolidation or share exchange of the Fund with or into any Principal Shareholder (as defined below);
2)	issuance by the Fund of any securities of the Fund to any Principal Shareholder for cash;
3)	sale, lease, or exchange by either of all or any substantial part of the assets a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and
4)	the sale, lease or exchange to a Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The affirmative vote of at least fifty percent (50%) of the holders of the shares of CFP is required to authorize any of the following transactions:

1)	The merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder.

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2)	The issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of Shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering).
3)	The sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.)
4)	The sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
5)	The purchase by the Fund or any Person controlled by the Fund of any Common Shares of the Fund from such Principal Shareholder or any person to whom such Principal Shareholder shall have transferred such Common Shares.

Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors/trustees, from being considered at Shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The Board of Directors/Trustees of each Fund has determined that the foregoing voting requirements are in the best interests of Shareholders generally. A "Principal Shareholder" is defined in each Fund's respective Articles of Incorporation/Declaration of Trust as any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of any class of stock of the respective Fund and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. In addition to the shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of either of the Funds (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share option granted by the respective Fund), or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of either Fund, or which is its "affiliate" or "associate," as those terms are defined in Rule 12b-2 of the Exchange Act, and (b) the outstanding shares of either Fund shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversions rights or warrants, or otherwise.

BY-LAWS

Each Fund's By-laws provide, among other things, that:

(1)	certain advance notice requirements must be met in order for Shareholders to submit proposals at annual meetings and for nominations by Shareholders for election to the Board of Directors/Trustees; and
(2)	the power to amend the By-laws is reserved to the Board of Directors/Trustees, except as otherwise required by the Investment Company Act.

MANAGEMENT OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS

The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors/Trustees, and the day-to-day operations are conducted through or under the direction of the officers of that Fund. The composition of the Boards of Directors/Trustees of each Fund and the executive officers of each Fund is identical. Below is a description of the Boards of Directors/Trustees and the executive officers of each Fund.

The Boards of Directors/Trustees of the Funds (the “Boards”) have the responsibility for the overall management of the Funds, including general supervision and review of each Fund’s investment activities and its conformity with Maryland/Delaware law and the policies of each Fund. The Boards elect the officers of each Fund, who are responsible for administering each Fund’s day-to-day operations.

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The Directors/Trustees, including the Directors/Trustees who are not interested persons of the Funds, as that term is defined in the Investment Company Act (“Independent Directors”), and executive officers of the Funds, their ages and principal occupations during the past five years are set forth below.

INDEPENDENT DIRECTORS
NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Glenn W. Wilcox, Sr. (Dec. 1931)	Director; Chairman of Audit Committee and Nominating and Corporate Governance Committee Member	CLM: Since 2000 (Until 2016) CFP: Since 2007 (Until 2015)	For more than the past (5) years, Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Director of Champion Industries, Inc.; Director of Cornerstone Total Return Fund, Inc.	3	Director of Champion Industries, Inc.

INDEPENDENT DIRECTORS
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	CLM: Since 2000 (Until 2016) CFP: Since 2007 (Until 2015)	For more than the past five (5) years, Attorney and senior member of Strauss & Associates, P.A., Attorneys; Director of Cornerstone Total Return Fund, Inc.	3	None
Edwin Meese III (Dec. 1931)	Director; Audit, Nominating and Corporate Governance Committee Member	CLM: Since 2000 (Until 2017) CFP: Since 2007 (Until 2015)	For more than the past five (5) years, Distinguished Fellow, The Heritage Foundation Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Director of Cornerstone Total Return Fund, Inc.	3	None

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INDEPENDENT DIRECTORS
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	CLM: Since 2000 (Until 2015) CFP: Since 2007 (Until 2015)	For more than the past five (5) years, Director, Board of Health Partners Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry (“ABCCM”); and President, ABCCM Doctor’s Medical Clinic; Member of North Carolina Governor’s Council on Homelessness (from July 2014) Director of Cornerstone Total Return Fund, Inc.	3	None
Robert E. Dean (April 1951)	Director; Audit, Nominating and Corporate Governance Committee Member	CLM: Since 2014 (Until 2015) CFP: Since 2014 (Until 2015)	For more than the past (5) years, Board member and private investor	3	Director, National Bank Holdings Corp.
INTERESTED DIRECTOR
Ralph W. Bradshaw (Dec. 1950)***	Chairman of the Board of Directors/Trustees and President	CLM: Since 1998 (Until 2017) CFP: Since 2007 (Until 2015)	President, Cornerstone Advisors Inc. since 2001; Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc.	3	None

*	The mailing address of each Director/Trustee and officer is c/o AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005.

**	As of December 31, 2014, the Fund Complex is comprised of Cornerstone Strategic Value Fund, Inc., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Directors oversees all of the Funds in the Fund Complex.

***	Mr. Bradshaw is an “interested person” as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

The Boards believe that the significance of each Director/Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director/Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director/Trustee, or particular factor, being indicative of the Board’s effectiveness. The Boards determined that each of the Directors/Trustees is qualified to serve as a Director/Trustee of each Fund based on a review of the experience, qualifications, attributes and skills of each Director/Trustee. In reaching this determination, the Boards have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors/Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director/Trustee. Each Director/Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director/Trustee of each Fund. In addition, the Board values the diverse skill sets and experiences that each Director/Trustee contributes. The Boards consider that its diversity as a whole is as a result of a combination of Directors/Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director/Trustee provides as a result of his present experiences and his background. Information discussing the specific experience, skills, attributes and qualifications of each Director/Trustee which led to the Boards’ determination that the Director/Trustee should serve in this capacity is provided below.

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Ralph W. Bradshaw. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 20 years of extensive investment management experience and also serves as a director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors/Trustees, as well as with service providers, counsel and each Fund’s independent auditor. Mr. Bradshaw commits a significant amount of time to each Fund as a Director/Trustee, in addition to in his capacity as President of the Adviser. The Board values his strong moral character and integrity.

Edwin Meese III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation’s Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counselor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors/Trustees, as well as with the Adviser, other service providers, counsel and each Fund’s independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director/Trustee. The Board values his strong moral character and integrity.

Scott B. Rogers. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years and is member of the North Carolina Governor’s Council on Homelessness. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors/Trustees, as well as with the Adviser, other service providers, counsel and each Fund’s independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director/Trustee. The Board values his strong moral character and integrity.

Andrew A. Strauss. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors/Trustees, as well as with the Adviser, other service providers, counsel and each Fund’s independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director/Trustee. The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors/Trustees, as well as with the Adviser, other service providers, counsel and each Fund’s independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director/Trustee. The Board values his strong moral character and integrity.

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Robert E. Dean. Mr. Dean is a private investor. From October 2000 to December 2003, Mr. Dean was with Ernst & Young Corporate Finance LLC, a wholly owned broker-dealer subsidiary of Ernst & Young LLP, serving as a Senior Managing Director and member of the Board of Managers from December 2001 to December 2003. From June 1976 to September 2000, Mr. Dean practiced corporate, banking and securities law with Gibson, Dunn & Crutcher LLP. Mr. Dean was Partner-in-Charge of the Orange County, California office from 1993 to 1996 and was a member of the law firm’s Executive Committee from 1996 to 1999. Since June 2009, Mr. Dean has served as a director of National Bank Holdings Corporation (NYSE:NBHC), a bank holding company, serving as chairman of the Nominating and Governance Committee and a member of the Audit & Risk and Compensation committees. Mr. Dean holds a Bachelor of Arts degree from the University of California, Irvine and a Juris Doctor degree from the University of Minnesota Law School. Mr. Dean’s substantial experience in the public capital markets and merger and acquisition transactions, regulatory matters and public company corporate governance matters qualifies him to serve on the Board of Directors/Trustees of each Fund. The board values his strong moral character and integrity.

Specific details regarding each Director/Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors/Trustees do not constitute holding out the Board or any Director/Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The following table sets forth, for each Director/Trustee, the aggregate dollar range of equity securities owned of each Fund and of all Funds overseen by each Director/Trustee in the Fund Complex as of December 31, 2014. The information as to beneficial ownership is based on statements furnished to each Fund by each Director/Trustee.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
INDEPENDENT DIRECTORS
Edwin Meese III	[____]	[____]
Scott B. Rogers	[____]	[____]
Andrew A. Strauss	[____]	[____]
Glenn W. Wilcox Sr.	[____]	[____]
Robert E. Dean	[____]	[____]
INTERESTED DIRECTOR
Ralph W. Bradshaw	[____]	[____]

EXECUTIVE OFFICERS

The Board elects the officers of each Fund annually. In addition to Mr. Bradshaw, the current principal officers of each Fund are:

NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Gary A. Bentz (June 1956)	Chief Compliance Officer; Secretary and Assistant Treasurer	CLM: Since 2004, 2008, 2009, respectively CFP: Since 2007, 2008, 2009 respectively	Chairman and Chief Financial Officer of Cornerstone Advisors, Inc.; Financial Consultant, C.P.A.; Chief Compliance Officer, Secretary, and Assistant Treasurer of Cornerstone Total Return Fund, Inc.
Frank J. Maresca (Oct. 1958)	Treasurer	CLM/CFP: Since April 17, 2013	Executive Vice President of AST Fund Solutions, LLC (since February 2012), Executive Vice President of Ultimus Fund Solutions, LLC (from March 2009-February 2012) previous Executive Director, JP Morgan Chase & Co.; Previous President of Bear Stearns Funds Management Inc.; Previous Senior Managing Director of Bear Stearns & Co. Inc.; Treasurer of Cornerstone Strategic Value Fund, Inc., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund (from May 2009 through February 2012)

*	The mailing address of each officer is c/o AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005.

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COMPENSATION

CLM will pay an annual fee in the amount of $20,000 to each Director who is not an officer or employee of the Advisor (or any affiliated company of the Advisor). CFP will pay an annual fee in the amount of $20,000 to each Trustee who is not an officer of employee of the Advisor (or any affiliated company of the Advisor). All Directors/Trustees are reimbursed by each Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Directors/Trustees or committee meetings.

The table set forth below includes information regarding compensation from each Fund and other funds in the Fund Complex for each of the Directors/Trustees during the year ended December 31, 2014. This information does not reflect any additional monies received for a named individual serving in any other capacity to each Fund. Please note that each Fund has no bonus, profit sharing, pension or retirement plans, none of the officers of the Funds receive compensation from the Funds, nor does any person affiliated with the Funds receive compensation in excess of $60,000 from the Funds.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM CLM	AGGREGATE COMPENSATION FROM CFP	AGGREGATE COMPENSATION FROM CORNERSTONE TOTAL RETURN FUND, INC. (“CRF”)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM CLM,CFP AND CRF FUND COMPLEX PAID TO DIRECTORS*
INDEPENDENT DIRECTOR
Glenn W. Wilcox, Sr.	$20,500	$19,250	$10,500	None	None	$50,250
Andrew A. Strauss	$20,500	$19,250	$10,500	None	None	$50,250
Edwin Meese III	$20,500	$19,250	$10,500	None	None	$50,250
Scott B. Rogers	$20,500	$19,250	$10,500	None	None	$50,250
Robert E. Dean	$0	$0	$0	None	None	$0
INTERESTED DIRECTOR
Ralph W. Bradshaw	$0	$0	$0	None	None	$0

*	For compensation purposes, the Fund Complex refers to CLM, CFP and Cornerstone Total Return Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2014.

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DIRECTOR TRANSACTIONS WITH FUND AFFILIATES

As of December 31, 2014, neither the Independent Directors/Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, Inc., or any affiliate thereof. Furthermore, over the past five years, neither the Independent Directors/Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any affiliate thereof. In addition, since the beginning of the last two fiscal years, neither the Independent Directors/Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof, the Funds, an officer of the Funds, an investment company which the Cornerstone Advisors, Inc. advises or an officer thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

Each of the Boards consist of six individuals, one of whom is an Interested Director/Trustee. The Chairman of each of the Boards, Mr. Bradshaw, is the Interested Director/Trustee and is the President of each Fund and the President of the Adviser. The Boards do not have a lead independent director. Because the Boards believes that its structure is sufficient to ensure active participation by all of its members and at the same time rely on the expertise and knowledge of Mr. Bradshaw as the Chairman of the Boards.

Each of the Boards believes that its leadership structure facilitates the orderly and efficient flow of information to the Directors/Trustees from the Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. Each of the Boards further believes that its structure allows all of the Directors/Trustees to participate in the full range of the Board’s oversight responsibilities. Each of the Boards believes that the orderly and efficient flow of information and the ability to bring each Director/Trustee’s talents to bear in overseeing each Fund’s operations is important, in light of the size and complexity of each Fund and the risks that each Fund faces. Each of the Boards and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of each Fund and the environment in which each Fund operates changes.

Currently, each of the Boards has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below.

THE AUDIT COMMITTEE

Each Fund has a standing Audit Committee (the “Audit Committee”), which is comprised of Messrs. Wilcox, Meese, Rogers, Strauss and Dean, all of whom are Directors/Trustees who are not interested persons of the Funds, as such term is defined in Section 2(a)(19) of the Investment Company Act. Each Audit Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Funds and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Funds’ independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firm.

The Audit Committee of each Fund currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Each Fund has a standing Nominating and Corporate Governance Committee (the “N&CG Committee”), which is comprised of Messrs. Wilcox, Sr., Strauss, Rogers, Meese and Dean, all of whom are Independent Directors/Trustees. The N&CG Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Funds, the N&CG Committee’s principal function is to identify and select qualified candidates for the Boards who have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the N&CG Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

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Each N&CG Committee will consider all nominees recommended by shareholders of its Fund, so long as shareholders send their recommendations in writing to the Secretary of the Funds in a manner consistent with each Fund’s By-laws. Specifically, the N&CG Committee assesses all director/trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Boards and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Director/Trustee responsibilities. The N&CG Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The N&CG Committee will ultimately recommend nominees that it believes will enhance each Board’s ability to effectively oversee, in an effective manner, the affairs and business of each Fund. The N&CG Committee will consider and evaluate shareholder-recommended candidates by applying the same criteria used to evaluate director/trustee-recommended candidates.

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

Each Boards oversees risk management for its Fund directly and, as to certain matters, through its Audit and N&CG Committees. Each Boards exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with each Fund’s senior officers (including each Fund’s Chief Compliance Officer), portfolio management personnel of the Adviser, each Fund’s independent auditors, legal counsel and personnel from each Fund’s other service providers. At its regular quarterly meetings, each Board receives a report regarding risks applicable to the Funds presented by the Adviser and the Chief Compliance Officer. Each of the Boards has adopted, on behalf of its Fund, and periodically reviews with the assistance of each Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with each Fund’s activities. In addition, the Adviser and each Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with each Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Boards deem appropriate. The Boards do not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intend to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

INVESTMENT ADVISER

Cornerstone Advisors, Inc., is the investment adviser to both CLM and CFP pursuant to investment advisory agreements entered into with each Fund.

Cornerstone Advisors, which has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina 28803, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act. Cornerstone Advisors is the investment adviser to one other closed-end fund, Cornerstone Total Return Fund, Inc (“CRF”). Mr. Ralph W. Bradshaw, a Director/Trustee and President of CFP, CLM, and CRF, serves as each Fund's portfolio manager.

Messrs. Ralph W. Bradshaw and Gary A. Bentz, are the only shareholders of Cornerstone Advisors. Both individuals have extensive experience with closed-end investment companies. Mr. Bentz serves as Chief Compliance Officer, Secretary and Assistant Treasurer to CFP, CLM and CRF.

Cornerstone Advisors has investment discretion for each Fund's assets subject to the Fund's stated investment policies and the oversight and supervision of each Fund's respective Board of Directors/Trustees. Cornerstone Advisors selects investments for each Fund and places purchase and sale orders on behalf of the Funds.

ADMINISTRATOR

AFS serves as each Fund's administrator pursuant to an administrative agreement with each Fund. AFS is located at 48 Wall Street, 22nd Floor, New York, NY 10005.

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AFS provides office facilities and personnel adequate to perform the following services for each Fund:

1)	oversight of the determination and dissemination of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors/Trustees;
2)	maintenance of the books and records of each Fund as required under the Investment Company Act;
3)	preparation of each Fund's U.S. federal, state and local income tax returns;
4)	preparation of financial information for each Fund's proxy statements and semi-annual and annual reports to shareholders; and
5)	preparation of certain of each Fund's reports to the SEC.

As of December 31, 2014, AFS provided accounting and/or administrative services for three investment companies and investment partnerships, with combined total assets of approximately $516.7 million

CUSTODIAN

U.S. Bank N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for both Funds and maintains custody of the securities and cash of each Fund.

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and Trust Co., LLC, with an address at 6201 15th Avenue, Brooklyn, New York 11219, serves as the transfer agent and dividend paying agent for each Fund.

ESTIMATED EXPENSES

Except as otherwise provided in the administrative services agreements, Cornerstone Advisors and AFS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

(1)	expenses for legal and independent accountants' services;
(2)	costs of printing proxies, stock certificates and shareholder reports;
(3)	charges of the custodians, and the transfer and dividend-paying agent's expenses in connection with each Fund's Dividend Reinvestment;
(4)	fees and expenses of unaffiliated directors;
(5)	accounting and pricing costs;
(6)	membership fees in trade associations;
(7)	fidelity bond coverage for each Fund's officers and employees;
(8)	directors' and officers' errors and omissions insurance coverage;
(9)	brokerage costs and stock exchange listing fees and expenses;
(10)	taxes; and
(11)	other extraordinary or non-recurring expenses and other expenses properly payable by each Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock/beneficial interest of either CLM or CFP because they possessed or shared voting or investment power with respect to the shares of that Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER	CFP Shares of Beneficial Interest Beneficially Owned Amount	%	CLM Shares of Common Stock Beneficially Owned Amount	%
Sit Investments Associates, Inc. 3300 IDS Center 80 South Eight Street Minneapolis, MN 55402	1,158,347	6.99%	308,684	1.00%

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All the directors/trustees and executive officers, as a group, of CLM and CFP, as of December 31, 2014, owned less than 1% of the outstanding shares of the respective Fund.

EXPERTS

Each Fund's public accountants is Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103. Tait, Weller & Baker, LLP audited CLM and CFP’s financial statements for the calendar year ended December 31, 2014.

REQUIRED VOTE

The CFP Merger has been approved by the Board of Trustees of CFP and the Board of Directors of CLM. Approval of the CFP Merger requires the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of CFP and of the holders of the majority of the outstanding shares of common stock of CLM. Therefore an abstention is equivalent to a vote against the CFP Merger. The Board of Directors/Trustees of CLM and CFP recommends that the Shareholders vote in favor of Item I

- - Proposal 1.

LEGAL PROCEEDINGS

There are currently no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the CFP Merger will be passed upon for the Funds by Blank Rome LLP.

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EXHIBIT A

MERGER AGREEMENT AND PLAN OF REORGANIZATION

THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [__] day of [__], 2015, between Cornerstone Progressive Return Fund (the "Target Fund" or "CFP"), a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Cornerstone Strategic Value Fund, Inc. (the "Acquiring Fund" or "CLM"), a Maryland corporation and a registered investment company under the 1940 Act. CLM and CFP shall hereinafter be referred to as a "Fund" or the "Funds."

This Agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Funds agree as follows:

1.	DEFINITIONS

Certain capitalized terms used in this Agreement are specifically defined herein.

2.	BASIC TRANSACTION

2.1. THE MERGER. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL") and the Delaware Statutory Trust Act (“DSTA”). CLM shall be the surviving investment company and CFP shall cease to exist as a separate entity.

Each share of CFP will be converted into shares of Common Stock of CLM in accordance with Section 5.01 below.

2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement on the date thereof (the "Closing Date"), (i) CFP will deliver to CLM the various certificates and documents referred to in Article 7 below, (ii) CLM will deliver to CFP the various certificates and documents referred to in Article 8 below, (iii) CLM will file with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger, and (iv) CFP will file a certificate of merger (the “Certificate of Merger”) in the office of the Secretary of State of Delaware and make all other filings or recordings required by Delaware law in connection with the Merger.

2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the Funds, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department and the Certificate of Amendment is accepted for record by the State of Delaware, or at such later time as is specified in the Articles of Merger and Certificate of Amendment (the "Effective Date") and the separate corporate existence of CFP shall cease. As promptly as practicable after the Merger, CFP shall delist its shares from the NYSE MKT, LLC ("NYSE MKT") and its registration under the 1940 Act shall be terminated. Any reporting responsibility of CFP is, and shall remain, the responsibility of CFP up to and including the Effective Date.

3.	REPRESENTATIONS AND WARRANTIES OF CFP

CFP represents and warrants to CLM that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CFP represents and warrants to, and agrees with, CLM that:

3.1. ORGANIZATION. CFP is a statutory trust duly organized, validly existing under the laws of the State of Delaware and is in good standing with the State of Delaware, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

3.2. REGISTRATIONS AND QUALIFICATIONS. CFP is duly registered under the 1940 Act as a closed-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect. CFP has elected and qualified for the special tax treatment afforded regulated investment companies ("RIC") under Sections 851-855 of the Code at all times since its inception. CFP is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CFP.

3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by CFP of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws, (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department, and (iv) such as my be required under Delaware law for the acceptance for record of the Certificate of Merger by the Secretary of the State of Delaware

3.4. NONCONTRAVENTION. CFP is not, and the execution, delivery and performance of this Agreement by CFP will not result in, a violation of the laws of the State of Delaware or of the Declaration of Trust or the By-laws of CFP, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CFP is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CFP will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CFP is a party or by which it is bound.

3.5. FINANCIAL STATEMENTS. CLM has been furnished with CFP's Annual Report of Shareholders, as of December 31, 2014, said financial statements having been examined by Tait, Weller & Baker, LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of CFP as of such date in accordance with GAAP, and there are no known contingent liabilities of CFP required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

3.6. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CFP has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.7. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against CFP or any properties or assets held by it. CFP knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.8. MATERIAL CONTRACTS. There are no material contracts outstanding to which CFP is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.12 below) or will not be otherwise disclosed to CLM prior to the Effective Date.

3.9. UNDISCLOSED LIABILITIES. There has not been any material adverse change in CFP's financial condition, assets, liabilities or business and CFP has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on CFP's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. Prior to the Effective Date, CFP will advise CLM in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.9, a decline in net asset value per share of CFP due to declines in market values of securities in CFP's portfolio or the discharge of CFP liabilities will not constitute a material adverse change.

3.10. TAX FILINGS. All federal and other tax returns and information reports of CFP required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CFP's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CFP have been adequately provided for on its books, and no tax deficiency or liability of CFP has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

3.11. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), CFP has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

3.12. FORM N-14. The registration statement to be filed by CLM on Form N-14 relating to CLM common stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein, as amended (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to CFP (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.12 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by CLM for use in the N-14 Registration Statement.

3.13. CAPITALIZATION.

(a) All issued and outstanding shares of CFP (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. CFP does not have outstanding any options, warrants or other rights to subscribe for or purchase any of CFP shares, nor is there outstanding any security convertible into, or exchangeable for, any of CFP shares.

(b) CFP is authorized to issue an unlimited amount of shares of beneficial interest at no par value, all of which are classified as shares of beneficial interest and each outstanding share is fully paid, non-assessable and has full voting rights.

3.14. BOOKS AND RECORDS.

The books and records of CFP made available to CLM are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CFP.

4.	REPRESENTATIONS AND WARRANTIES OF CLM

CLM represents and warrants to CFP that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CLM represents and warrants to, and agrees with, CFP that:

4.1. ORGANIZATION. CLM is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

4.2. REGISTRATIONS AND QUALIFICATIONS. CLM is duly registered under the 1940 Act as a closed-end, diversified management investment company and such registration has not been revoked or rescinded and is in full force and effect. CLM has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. CLM is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CLM.

4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by CLM of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

4.4. NONCONTRAVENTION. CLM is not, and the execution, delivery and performance of this Agreement by CLM will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of CLM, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CLM is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CLM will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CLM is a party or by which it is bound.

4.5. FINANCIAL STATEMENTS. CFP has been furnished with CLM's Annual Report to Stockholders as of December 31, 2014, said financial statements having been examined by Tait, Weller & Baker, LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of CLM as of such date in accordance with GAAP, and there are no known contingent liabilities of CLM required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.6. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CLM has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

4.7. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against CLM or any properties or assets held by it. CLM knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.8. MATERIAL CONTRACTS. There are no material contracts outstanding to which CLM is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to CFP prior to the Effective Date.

4.9. UNDISCLOSED LIABILITIES. Since entering into this Agreement, there has not been any material adverse change in CLM's financial condition, assets, liabilities, or business and CLM has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on CLM's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since 1989, and those incurred in connection with the Merger. Prior to the Effective Date, CLM will advise CFP in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.9, a decline in net asset value per share of CLM due to declines in market values of securities in CLM's portfolio or the discharge of CLM liabilities will not constitute a material adverse change.

4.10. TAX FILINGS. All federal and other tax returns and information reports of CLM required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CLM's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CLM have been adequately provided for on its books, and no tax deficiency or liability of CLM has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

4.11. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, CLM has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

4.12. FORM N-14. The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to CLM (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.12 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by CFP for use in the N-14 Registration Statement.

4.13. CAPITALIZATION.

(a) All issued and outstanding shares of CLM (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. CLM does not have outstanding any options, warrants or other rights to subscribe for or purchase any of CLM shares, nor is there outstanding any security convertible into, or exchangeable for, any of CLM shares.

(b) CLM is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as common stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

4.14. ISSUANCE OF STOCK.

(a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(b) At or prior to the Effective Date, CLM will have obtained any and all regulatory, director and shareholder approvals necessary to issue CLM common stock.

4.16. BOOKS AND RECORDS. The books and records of CLM made available to CFP are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CLM.

5.	CONVERSION TO CLM COMMON STOCK

5.1.	CONVERSION.

(a) Subject to the requisite approval of the shareholders of each Fund, and the other terms and conditions contained herein, at the Effective Date, each share of beneficial interest of CFP will be converted into an equivalent dollar amount of full and, to the extent possible as defined in (b) below, fractional shares of CLM common stock, based on the relative net asset value per share of each Fund at the Valuation Time. The Valuation Time shall be at the close of business on the Business Day preceding the Effective Date or such other time on that day when net asset value of the respective Fund would be computed in accordance with the usual and customary practices of such Fund. A Business Day is a day on which the NYSE MKT is open for trading. The Effective Date and the day preceding the Effective Date shall both be Business Days.

(b) Fractional shares of CLM will be issued to CFP stockholders that participate in CFP's Dividend Reinvestment Plan.

(c) CFP stockholders that do not participate in the CFP Dividend Reinvestment Plan will not receive fractional shares, rather, CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE MKT at the then current market price and remit the proceeds to CFP's stockholders in proportion to their fractional shares.

5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of each Fund shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the Fund's to take into account differences in realized and unrealized gains and losses. The value of the assets of CFP to be transferred to CLM shall be determined by CLM pursuant to the principles and procedures consistently utilized by CLM in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by CFP when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by CLM in cooperation with CFP and shall be confirmed in writing by CLM to CFP. The net asset value per share of CLM common stock shall be determined in accordance with such procedures, and CLM shall certify the computations involved.

5.3. ISSUANCE OF CLM COMMON STOCK. Neither CLM nor CFP issue stock certificates. The shares of beneficial interest of CFP that will be converted into shares of common stock of CLM will be held in book-entry form, with a statement provided to each Shareholder indicating such book-entry shares held behalf of each Shareholder.

6.	COVENANTS OF THE FUNDS

6.1. SHAREHOLDERS' MEETINGS.

(a) Each Fund shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each Fund for [____], 2015, and any adjournments thereof.

(b) Each Fund agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

6.2. OPERATIONS IN THE NORMAL COURSE. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of CFP, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.10 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

6.3. STATE FILINGS.

(a) CLM agrees that, as soon as practicable after satisfaction of all conditions to the Merger, CLM will file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

(b) CFP agrees that, as soon as practicable after satisfaction of all conditions to the Merger, CFP will filed an executed Certificate of Merger in the office of the Secretary of the State of Delaware and make all other filings or records or recordings required by Delaware law in connection with the Merger.

6.4. REGULATORY FILINGS.

(a) CFP undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that CFP has ceased to be a RIC.

(b) CLM will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. CFP agrees to cooperate fully with CLM, and will furnish to CLM the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

6.5. PRESERVATION OF ASSETS. CLM agrees that it has no plan or intention to sell or otherwise dispose of the assets of CFP to be acquired in the Merger, except for dispositions made in the ordinary course of business.

6.6. TAX MATTERS. Each Fund agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. CLM agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of CFP for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, CLM shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by CFP with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by CLM (other than for payment of taxes) in excess of any accrual for such expenses by CFP in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by CLM.

6.7. SHAREHOLDER LIST. Prior to the Effective Date, CFP shall have made arrangements with its transfer agent to deliver to CLM, a list of the names and addresses of all of the shareholders of record of CFP on the Effective Date and the number of shares of common stock of CFP owned by each such shareholder, certified by CFP's transfer agent or President to the best of their knowledge and belief.

6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. CFP agrees that the (i) delisting of the shares of CFP from the NYSE MKT and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF CLM

The obligations of CLM hereunder shall be subject to the following conditions:

7.1. APPROVAL OF MERGER. This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the shares of common stock of CLM issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of beneficial interest of CFP issued and outstanding and entitled to vote thereon; and CFP shall have delivered to CLM a copy of the resolutions approving this Agreement adopted by its Board of Trustees and shareholders, certified by its secretary.

7.2. CERTIFICATES AND STATEMENTS BY CFP.

(a) CFP shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) CFP shall have furnished to CLM a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) CFP shall have delivered to CLM a letter from Tait, Weller & Baker, LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2014, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CFP for the period covered thereby; and that for the period from December 31, 2014 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2014, to and including the Effective Date and for any taxable year ending upon the Effective Date or that CFP would not continue to qualify as a RIC for federal income tax purposes.

7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

7.4. LEGAL OPINIONS.

(a) CLM shall have received an opinion of Blank Rome LLP, as counsel to CFP, in form and substance reasonably satisfactory to CLM and dated the Effective Date.

(b) CLM shall have received an opinion from Blank Rome LLP, as counsel to CLM, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that CLM and CFP will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CFP as a result of the Merger or the conversion of CFP shares to CLM common stock; (iii) no gain or loss will be recognized to CLM as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of CFP on the conversion of their shares into CLM common stock; (v) gain or loss may be recognized by any CFP stockholders that receive cash in lieu of fractional shares; (vi) the tax basis of CFP assets in the hands of CLM will be the same as the tax basis of such assets in the hands of CFP prior to the consummation of the Merger; (vii) immediately after the Merger, the tax basis of CLM common stock received by the shareholders of CFP in the Merger will be equal, in the aggregate, to the tax basis of the shares of CFP converted pursuant to the Merger; (viii) a shareholder's holding period for CLM common stock will be determined by including the period for which he or she held the common stock of CFP converted pursuant to the Merger, provided that such CFP shares were held as a capital asset; and (ix) CLM's holding period with respect to CFP assets transferred will include the period for which such assets were held by CFP.

7.5. AUDITOR'S CONSENT AND CERTIFICATION. CLM shall have received from Tait, Weller & Baker, LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CLM, to the effect that (i) they are independent public auditors with respect to CFP within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of CFP included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

7.6. LIABILITIES. The assets or liabilities of CFP to be transferred to CLM shall not include any assets or liabilities which CLM, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. CLM does not anticipate that there will be any such assets or liabilities but CLM will notify CFP if any do exist and will reimburse CFP for any reasonable transaction costs incurred by CFP for the liquidation of such assets and liabilities.

7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CLM, contemplated by the SEC.

7.8. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CFP or would prohibit the Merger.

7.9. SATISFACTION OF CORNERSTONE PROGRESSIVE RETURN FUND. All proceedings taken by CFP and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to CLM.

7.10. DIVIDENDS. Prior to the Effective Date, CFP shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

7.11. CUSTODIAN'S CERTIFICATE. CFP's custodian shall have delivered to CLM a certificate identifying all of the assets of CFP held or maintained by such custodian as of the Valuation Time.

7.12. BOOKS AND RECORDS. CFP's transfer agent shall have provided to CLM (i) the originals or true copies of all of the records of CFP in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of CFP outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CFP

The obligations of CFP hereunder shall be subject to the following conditions:

8.1. APPROVAL OF MERGER. This Agreement shall have been adopted, by the affirmative vote of the holders of a majority of the shares of beneficial interest of CFP issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of common stock of CLM issued and outstanding and entitled to vote thereon; and that CLM shall have delivered to CFP a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

8.2. CERTIFICATES AND STATEMENTS BY CLM.

(a) CLM shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) CLM shall have furnished to CFP a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) CLM shall have delivered to CFP a letter from Tait, Weller & Baker, LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2014, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CLM for the period covered thereby; and that for the period from December 31, 2014 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2014, to and including the Effective Date or that CLM would not continue to qualify as a RIC for federal income tax purposes.

8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

8.4. LEGAL OPINIONS.

(a) CFP shall have received an opinion from Blank Rome LLP, as counsel to CLM, in form and substance reasonably satisfactory to CFP and dated the Effective Date.

(b) CFP shall have received an opinion from Blank Rome LLP and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that CLM and CFP will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CFP as a result of the Merger or on the conversion of CFP shares to CLM common stock; (iii) no gain or loss will be recognized to CLM as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of CFP on the conversion of their shares into CLM common stock; (v) gain or loss may be recognized by any CFP stockholder that receives cash in lieu of fractional shares; (vi) the tax basis of CFP's assets in the hands of CLM will be the same as the tax basis of such assets in the hands of CFP prior to the consummation of the Merger; (vii) immediately after the Merger, the tax basis of CLM common stock received by the shareholders of CFP in the Merger will be equal, in the aggregate, to the tax basis of the shares of CFP converted pursuant to the Merger; (viii) a shareholder's holding period for CLM common stock will be determined by including the period for which he or she held the common stock of CFP converted pursuant to the Merger, provided, that such CFP shares were held as a capital asset; and (ix) CLM's holding period with respect to CFP assets transferred will include the period for which such assets were held by CFP.

8.5. AUDITOR'S CONSENT AND CERTIFICATION. CFP shall have received from Tait, Weller & Baker, LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CFP, to the effect that (i) they are independent public auditors with respect to CLM within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of CLM incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CFP, contemplated by the SEC.

8.7. REGULATORY FILINGS.

(a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CFP or would prohibit the Merger.

(b) CLM shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

8.8. SATISFACTION OF CFP. All proceedings taken by CLM and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to CFP.

8.9. DIVIDENDS. Prior to the Effective Date, CLM shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

9.	PAYMENT OF EXPENSES

9.1. ALLOCATION. All expenses incurred in connection with the Merger shall be allocated to the respective Fund which incurred the expense. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE MKT listing fees. Neither of the Funds owes any broker's or finder's fees in connection with the transactions provided for herein.

10.	COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each Fund will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). CFP acknowledges and agrees that from and after the Effective Date, CLM shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to CFP.

11.	INDEMNIFICATION

11.1. CFP. CLM agrees to indemnify and hold harmless CFP and each of CFP's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, CFP or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CLM of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.2. CLM. CFP agrees to indemnify and hold harmless CLM and each of CLM's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, CLM or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CFP of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.	TERMINATION, POSTPONEMENT AND WAIVERS

12.1. TERMINATION.

(a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each Fund) prior to the Effective Date, or the Effective Date may be postponed by: (i) mutual agreement of the Funds' Board of Directors/Trustees; (ii) the Board of Directors of CLM if any of the obligations of CFP set forth in this Agreement has not been fulfilled or waived by such Board or if CFP has made a material and intentional misrepresentation herein or in connection herewith; or (iii) the Board of Trustees of CFP if any of the obligations of CLM set forth in this Agreement has not been fulfilled or waived by such Board or if CLM has made a material and intentional misrepresentation herein or in connection herewith.

(b) If the transaction contemplated by this Agreement shall not have been consummated by [____], 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors/Trustees of each Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either Fund or their directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors/Trustees of either CFP or CLM (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

12.3. EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

(a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither Fund nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, trustee, agent or shareholder of a Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors/Trustees of a Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of a Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of CLM common stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Fund prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

13.	MISCELLANEOUS

13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), CLM will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PROGRESSIVE RETURN FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to CLM's transfer agent with respect to such shares. CFP will provide CLM on the Effective Date with the name of any CFP Shareholder who is to the knowledge of CFP an affiliate of it on such date.

13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each Fund, notwithstanding any investigation made by them or on their behalf.

13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to CLM:

Ralph Bradshaw, President

Cornerstone Strategic Value Fund, Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

With copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

405 Lexington Avenue, 24th Floor

New York, New York 10174

If to CFP:

Ralph Bradshaw, President

Cornerstone Progressive Return Fund

48 Wall Street, 22nd Floor

New York, New York 10005

With copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

405 Lexington Avenue, 24th Floor

New York, New York 10174

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Fund notice in the manner herein set forth.

13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of CFP and CLM; provided, however, that following the meeting of CFP and CLM shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of CLM shares to be issued to CFP shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of a Fund and its respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than a Fund and its shareholders of the Funds and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

IN WITNESS WHEREOF, each Fund has caused this Agreement to be executed by its President.

CORNERSTONE PROGRESSIVE RETURN FUND

By:
Name:	Ralph W. Bradshaw
Title:	President

CORNERSTONE STRATEGIC VALUE FUND, INC.

By:
Name:	Ralph W. Bradshaw
Title:	President

EXHIBIT B1

CORNERSTONE STRATEGIC VALUE FUND, INC.

PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [_____], 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw and Gary A. Bentz, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Special Meeting of Stockholders of the Fund to be held at 1075 Hendersonville Road, Asheville, North Carolina, 28803, on [____], 2015 at [____] a.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to (1) to approve the proposed merger of Cornerstone Progressive Return Fund with and into the Fund; and (2) the consideration and vote of such other matters as may properly come before the Special Meeting of Stockholders or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Special Meeting of Stockholders, in the interest of the Fund.

(Continued and to be dated and signed on reverse side)

B1-1

SPECIAL MEETING OF STOCKHOLDERS OF

CORNERSTONE STRATEGIC VALUE FUND, INC.

[_____], 2015

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE APPROVAL OF THE PROPOSED MERGER OF CORNERSTONE PROGRESSIVE RETURN FUND WITH AND INTO THE FUND) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	To approve the proposed merger of Cornerstone Progressive Return Fund with and into the Fund.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

2.	In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Special Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Special Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF STOCKHOLDER	DATE

SIGNATURE OF STOCKHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B1-2

EXHIBIT B2

CORNERSTONE PROGRESSIVE RETURN FUND

PROXY CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [_____], 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Cornerstone Progressive Return Fund (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw and Gary A. Bentz, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund standing in his or her name on the books of the Fund at the Special Meeting of Shareholders of the Fund to be held at 1075 Hendersonville Road, Asheville, North Carolina, 28803, on [____], 2015 at [____] a.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to (1) to approve the proposed merger of the Fund with and into the Cornerstone Strategic Value Fund, Inc.; and (2) the consideration and vote of such other matters as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Special Meeting of Shareholders, in the interest of the Fund.

(Continued and to be dated and signed on reverse side)

B2-1

SPECIAL MEETING OF SHAREHOLDERS OF

CORNERSTONE PROGRESSIVE RETURN FUND

[_____], 2015

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE APPROVAL OF THE PROPOSED MERGER OF THE FUND WITH AND INTO THE CORNERSTONE STRATEGIC VALUE FUND, INC.) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	To approve the proposed merger of the Fund with and into the Cornerstone Strategic Value Fund, Inc.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

2.	In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Special Meeting of Shareholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Special Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF SHAREHOLDER	DATE

SIGNATURE OF SHAREHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B2-2

CORNERSTONE STRATEGIC VALUE FUND, INC.

48 Wall Street, 22nd Floor

New York, NY 10005

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI"), relates specifically to the shares of Cornerstone Strategic Value Fund, Inc. ("CLM" or the “Fund”) to be issued pursuant to an Agreement and Plan of Merger, dated [_____], 2015, whereby Cornerstone Progressive Return Fund (“CFP”), will merge with and into CLM. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the combined Proxy Statement/Prospectus that relates to CLM and CFP, and, therefore, should be read in conjunction with the related combined Proxy Statement/Prospectus, dated [_______], 2015. A copy of the combined Proxy Statement/Prospectus may be obtained without charge by calling (866) 668-6558. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [______________], 2015

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

CORNERSTONE STRATEGIC VALUE FUND, INC.	1
INTRODUCTION	1
FORWARD-LOOKING STATEMENTS	1
INVESTMENT RESTRICTIONS	1
NON-FUNDAMENTAL POLICIES	2
MANAGEMENT	2
CODE OF ETHICS	2
PROXY VOTING PROCEDURES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	4
ALLOCATION OF BROKERAGE	5
TAXES	6
CLM FINANCIAL STATEMENTS	10
CORNERSTONE PROGRESSIVE RETURN FUND	10
FORWARD-LOOKING STATEMENTS	10
INVESTMENT RESTRICTIONS	10
INVESTMENT ADVISORY AND OTHER SERVICES	13
PORTFOLIO MANAGERS	13
ALLOCATION OF BROKERAGE	15
TAXES	16
CFP FINANCIAL STATEMENTS	20
FINANCIAL STATEMENTS	20
PRO FORMA FINANCIAL INFORMATION	20

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. CLM MAY NOT SELL THESE SECURITIES UNTIL THE PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS DECLARED EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

CORNERSTONE STRATEGIC VALUE FUND, INC.

INTRODUCTION

This SAI is intended to supplement the information provided in the combined Proxy Statement/Prospectus dated [_____], 2015 (the "Proxy Statement/Prospectus"). The Proxy Statement/Prospectus has been sent to the Shareholders of (1) CLM in connection with the solicitation of proxies by the Board of Directors to be voted at the CLM Special Meeting of Shareholders and (2) CFP in connection with the solicitation of proxies by the Board of Trustees to be voted at the CFP Special Meeting of Shareholders, all to be held on [____], 2015. This SAI incorporates by reference the Prospectus of CFP dated as April 23, 2014, CFP's Annual Report to Stockholders for the fiscal year ended December 31, 2014.

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. Forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.  These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations, with the exception of the percentage limitation listed in 2 below, apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. Fund policies which are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of the Board’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective. Under its fundamental restrictions, the Fund may not:

1.	With respect to 75% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government or securities of other regulated investment companies, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

2.	Invest 25% or more of the total value of its assets in a single industry. This restriction does not apply to investments in United States Government securities.

3.	Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund's assets.

4.	Make short sales of securities or maintain a short position in any security.

5.	Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.	Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

8.	Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

NON-FUNDAMENTAL POLICIES

The following policies of the Fund are non-fundamental and may be changed by the Fund’s Board of Directors without stockholder vote. Under its non-fundamental restrictions, the Fund may not:

1.	Invest in more than 3% of any one investment company’s total outstanding stock.

2.	Invest more than 15% of its assets in illiquid U.S. and non-U.S. securities and may not invest more than 3% of the Fund’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies.

MANAGEMENT

The Board of Directors of the Fund (the “Board”) has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Maryland law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

For information concerning CLM’s Directors and Officers, please refer to CLM’s Proxy Statement/Prospectus dated [____], 2015.

The Fund has an Audit Committee and a Nominating and Corporate Governance Committee each of which is comprised of all of the non-interested members of the Board of Directors. For additional information concerning the Audit Committee and the Nominating and Corporate Governance Committee, please refer to CLM’s Proxy Statement/Prospectus dated [___], 2015.

CODE OF ETHICS

The Adviser and the Fund have each adopted a Code of Ethics, pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively. Each Code of Ethics applies to the personal investing activities of the Directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities transactions and holdings. The Fund’s Code of Ethics is included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI. The Adviser’s and the Fund’s Codes of Ethics may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

The Fund provides a voice on behalf of stockholders of the Fund. The Fund views the proxy voting process as an integral part of the relationship with the Fund. The Fund has delegated its authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors. The Adviser has entered into an arrangement with Glass, Lewis & Co., LLC. (“Glass Lewis”) whereby Glass Lewis votes all of the Fund’s portfolio companies’ proxy statements and records all of the proxy votes for compilation in the Form N-PX. The Fund believes that by engaging Glass Lewis, the Fund is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. The fundamental purpose of Glass Lewis’ Voting Policy Guidelines is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its stockholders, and that maximizes the value of the Fund’s investment.

POLICIES OF THE ADVISER

The Adviser has a contractual arrangement, on behalf of the Fund, with Glass Lewis for proxy voting services related to Fund portfolio holdings. Glass Lewis provides the Fund with a set of voting policies and procedures and votes all of the Fund’s portfolio securities on behalf of the Fund in accordance with those policies. It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, Glass Lewis will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines adopted by the Fund. Generally, the guidelines support policies, plans and structures that give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the guidelines generally oppose proposals that clearly have the effect of restricting the ability of stockholders to realize the full potential value of their investment. With respect to shares of other investment companies, Glass Lewis will vote such shares in the same general proportion as shares held by other stockholders of that investment company.

CONFLICTS OF INTEREST

The Adviser’s duty is to vote in the best interests of the Fund’s stockholders. The Adviser believes that, by delegating authority to vote all proxies to Glass Lewis, it will avoid potential conflicts of interest between the Adviser’s interests and the Fund’s interests. However, if a potential conflict of interest does arise, Glass Lewis will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, Glass Lewis will vote in accordance with those guidelines; or

2.	If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities and instruct accordingly.

MORE INFORMATION

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended December 31st are available without charge, upon request, by calling toll free (866) 668-6558, or by visiting the Fund’s website www.cornerstonestrategicvaluefund.com. The Fund’s reports filed with the SEC are also available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling toll free (866) 668-6558 and will be sent within three business days of receipt of such request.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Directors. Cornerstone Advisors, Inc. provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an “Investment Management Agreement”).

The Adviser, located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803, is a North Carolina corporation. It was formed in February 2001 for the purpose of providing investment advisory and management services to investment companies. Ralph W. Bradshaw, the Fund’s Chairman and President, and Gary A. Bentz, the Fund’s Chief Compliance Officer, Secretary and Assistant Treasurer, are the only stockholders of the Adviser.

Under the general supervision of the Fund’s Board of Directors, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the combined Proxy Statement/Prospectus.

The Investment Management Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by the Directors of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, AST Fund Solutions, LLC (“AFS”), located at 48 Wall Street, 22nd Floor, New York, NY 10005, supplies executive, administrative and regulatory services for the Fund. Frank J. Maresca, the Fund’s Treasurer, is an Executive Vice President of AFS. AFS supervises the preparation of reports to stockholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund pays AFS a monthly fee at an annual rate of 0.075% of its average daily net assets, subject to an annual minimum fee of $50,000.

FUND ACCOUNTING AGREEMENT

Under the Fund Accounting Agreement, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is responsible for calculating the net asset value of the common shares of the Fund and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

Information regarding the Fund’s custodian, transfer agent and independent public accounting firm is described in the combined Proxy Statement/Prospectus.

PORTFOLIO MANAGERS

Ralph W. Bradshaw is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). In addition, Mr. Bradshaw may consult with Gary Bentz, an officer of the Adviser, regarding investment decisions. The following table shows the number of other accounts managed by Mr. Bradshaw and the total assets in the accounts managed within various categories as of December 31, 2014.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL NET ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
Registered Investment Companies	2	$345	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Fund’s Portfolio Manager has day-to-day management responsibilities with respect to the Fund and two other accounts (i.e., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund). These potential conflicts include:

LIMITED RESOURCES. The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager was to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

LIMITED INVESTMENT OPPORTUNITIES. Other investment funds of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other investment funds simultaneously with the Fund. If transactions on behalf of more than one investment fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more investment funds of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Allocation of Brokerage”.

DIFFERENT INVESTMENT STRATEGIES. The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decides that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

SELECTION OF BROKERS. The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises, including the Fund. See “Allocation of Brokerage.”

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts.

COMPENSATION

The Portfolio Manager’s compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS

As of the date of this SAI, the Portfolio Manager owned [__] shares of the Fund. See “Director Ownership of Fund Shares.”

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Directors. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Directors of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal years ended December 31, 2014, 2013 and 2012, the Fund paid $69,908, $86,421, and $50,518 respectively, in brokerage commissions.

TAXES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A STOCKHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS, INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. STOCKHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS STOCKHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its stockholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the stockholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate stockholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual stockholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to stockholders as long-term capital gain, regardless of how long a stockholder has held the shares in the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the stockholder in open-market purchases, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the stockholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a stockholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 39.6% for taxpayers other than corporations.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its stockholders and each stockholder (1) would be required to include in gross income, and treat as paid by such stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The maximum long-term capital gain rate is 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to stockholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, stockholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Stockholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

MEDICARE TAX

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

STATE AND LOCAL TAXES

Stockholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

CLM FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended December 31, 2014, filed with the Securities and Exchange Commission on February 24, 2015 (File No.811-05150), are herein incorporated by reference.

CORNERSTONE PROGRESSIVE RETURN FUND

(FOR THE PURPOSES OF THE SECTION ONLY, CORNERSTONE PROGRESSIVE RETURN FUND IS HEREIN REFERRED TO AS THE “FUND”)

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. Forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares.

Diversification

With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Underwriting

The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Interests in Oil, Gas or Other Mineral Exploration or Development Programs

The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

Short Sales

The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

Lending of Funds and Securities

To generate additional income, the Fund may lend up to 33% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount.

Commodities

The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts.

Real Estate

The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Borrowing, Senior Securities

The Fund may not issue senior securities as defined by the 1940 Act, other than preferred shares which immediately after issuance will have asset coverage of at least 200% and except that the Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund may not exceed 10% of the value of the Fund’s total assets (measured at the time of borrowing and including the amount borrowed).

Pledging Assets

Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

Concentration in Any One Industry

The Fund may not invest 25% or more of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

NON-FUNDAMENTAL POLICIES

The following policies of the Fund are non-fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders.  In addition, the Fund’s investment objective is a non-fundamental policy that may be changed by the Board of Trustees without the approval of the Fund’s shareholders.

Purchase of Securities on Margin

The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Joint Trading

The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Fund’s investment adviser (the “Adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

Options

The Fund may but, has no current intention to, write, purchase or sell put or call options on foreign currencies, options on securities or stock indices as discussed in the prospectus.

Futures Contracts

The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Trustees. Cornerstone Advisors, Inc. provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an “Investment Management Agreement”).

The Adviser, located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803, is a North Carolina corporation.  It was formed in February 2001 for the purpose of providing investment advisory and management services to investment companies. Ralph W. Bradshaw, the Fund’s Chairman and President, and Gary A. Bentz, the Fund’s Chief Compliance Officer, Secretary and Assistant Treasurer, are the only shareholders of the Adviser.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the combined Proxy Statement/Prospectus.

The Investment Management Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares of beneficial interest, by the Trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, AST Fund Solutions, LLC (“AFS”), located at 48 Wall Street, New York, NY 10005, supplies executive, administrative and regulatory services for the Fund.  Frank J. Maresca, the Fund’s Treasurer, is an Executive Vice President of AFS.  AFS supervises the preparation of reports to shareholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Trustees.  For these services, the Fund pays AFS a monthly fee at an annual rate of 0.075% of it’s average daily net assets, subject to an annual minimum fee of $50,000.

FUND ACCOUNTING AGREEMENT

Under the Fund Accounting Agreement, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is responsible for calculating the net asset value of the shares of beneficial interest of the Fund and maintains the financial books and records of the Fund.  For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

Information regarding the Fund’s custodian, transfer agent and independent public accounting firm is contained in the combined Proxy Statement/Prospectus.

PORTFOLIO MANAGERS

Ralph W. Bradshaw is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”).  In addition, Mr. Bradshaw may consult with Gary Bentz, an officer of the Adviser, regarding investment decisions.  The following table shows the number of other accounts managed by Mr. Bradshaw and the total assets in the accounts managed within various categories as of December 31, 2014.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL NET ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
Registered Investment Companies	2	$254	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Fund’s Portfolio Manager has day-to-day management responsibilities with respect to the Fund and two other accounts (i.e., Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.). These potential conflicts include:

LIMITED RESOURCES.  The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager was to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

LIMITED INVESTMENT OPPORTUNITIES.  Other investment funds of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other investment funds simultaneously with the Fund. If transactions on behalf of more than one investment fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more investment funds of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Allocation of Brokerage”.

DIFFERENT INVESTMENT STRATEGIES.  The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decides that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

SELECTION OF BROKERS.  The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises, including the Fund. See “Allocation of Brokerage.”

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts.

COMPENSATION

The Portfolio Manager’s compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS

As of the date of this SAI, the Portfolio Manager owned [____] shares of beneficial interest of the Fund.  See “Trustee Ownership of Fund Shares.”

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal years ended December 31, 2014, 2013 and 2012, the Fund paid $108,403, $215,270, and $167,151 respectively, in brokerage commissions.

TAXES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A SHAREHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF BENEFICIAL INTEREST OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS, INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. SHAREHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS SHAREHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.  Thereafter, the Fund’s dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 39.6% for taxpayers other than corporations.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  The maximum long-term capital gain rate applicable to individuals is 20%.  Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its shares of beneficial interest and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

MEDICARE TAX

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

STATE AND LOCAL TAXES

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

CFP FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended December 31, 2014, filed with the Securities and Exchange Commission on February 24, 2015 (File No.811-22066), are incorporated by reference herein.

FINANCIAL STATEMENTS

(1)	The Financial Statements required under this Item are incorprated by reference herein from the

(i)	Cornerstone Strategic Value Fund, Inc. Annual Report for the period ended December 31, 2012, filed with the Securities and Exchange Commission on March 4, 2013 (File No. 811-05150)
(ii)	Cornerstone Strategic Value Fund, Inc. Annual Report for the period ended December 31, 2013, filed with the Securities and Exchange Commission on March 4, 2014 (File No. 811-05150)
(iii)	Cornerstone Strategic Value Fund, Inc. Annual Report for the period ended December 31, 2014, filed with the Securities and Exchange Commission on February 24, 2015 (File No. 811-05150)
(iv)	Cornerstone Progressive Return Fund Annual Report for the period ended December 31, 2012, filed with the Securities and Exchange Commission on March 4, 2013 (File No. 811-22066)
(v)	Cornerstone Progressive Return Fund Annual Report for the period ended December 31, 2013, filed with the Securities and Exchange Commission on March 4, 2014 (File No. 811-22066)
(vi)	Cornerstone Progressive Return Fund Annual Report for the period ended December 31, 2014, filed with the Securities and Exchange Commission on February 24, 2015 (File No. 811-22066)

(2)	Pro Forma Financial Information

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the proposed merger had been consummated. The closing of the proposed merger is contingent upon certain conditions being satisfied or waived, including that stockholders of each Fund, voting separately, must approve the merger for their Fund. If one Fund does not obtain the requisite approvals, the closing will not occur for the other Fund. These pro forma numbers have been estimated in good faith based on information regarding the merger of Cornerstone Progressive Return Fund (“CFP”) into Cornerstone Strategic Value Fund, Inc. (“CLM”)(the “CFP Merger”). The unaudited pro forma financial information should be read in conjunction with the historical financial statements of CFP and CLM, which are available in their respective annual stockholder reports.

CORNERSTONE STRATEGIC VALUE FUND, INC.

CORNERSTONE PROGRESSIVE RETURN FUND

PRO FORMA COMBINED

SCHEDULE OF INVESTMENTS (@)

DECEMBER 31, 2014 (UNAUDITED)

		Target Fund		Acquiring Fund		Pro Forma
		CFP		CLM		Combined Fund
Description	% of Net Assets	Shares	Market Value ($)	Shares	Market Value ($)	Shares	Market Value ($)
EQUITY SECURITIES	98.08%
CLOSED-END FUNDS -	58.09%
CONVERTIBLE SECURITIES -	0.30%
AllianzGI Equity & Convertible Income Fund		61,912	1,280,340			61,912	1,280,340

CORE -	3.84%
Adams Express Company (The)		294,662	4,030,976	39,756	$543,862	334,418	4,574,838
Advent/Claymore Enhanced Growth & Income Fund		3,110	27,679			3,110	27,679
Gabelli Equity Trust Inc.				72,907	471,708	72,907	471,708
General American Investors Company, Inc.		92,121	3,224,235	1,859	65,065	93,980	3,289,300
Guggenheim Enhanced Equity Strategy Fund				3,408	60,424	3,408	60,424
Guggenheim Equal Weight Enhanced Equity Income Fund		76,345	1,558,965			76,345	1,558,965
Liberty All-Star Equity Fund		385,887	2,307,604	162,917	974,244	548,804	3,281,848
Source Capital, Inc.		16,000	1,154,064			16,000	1,154,064
Tri-Continental Corporation		89,526	1,916,752	8,553	183,120	98,079	2,099,872
			14,220,275		2,298,423		16,518,698

CORPORATE DEBT INVESTMENT GRADE-RATED -	0.04%
Cutwater Select Income Fund		1	26			1	26
Transamerica Income Shares, Inc.				8,490	171,668	8,490	171,668
			26		171,668		171,694

DEVELOPED MARKET -	0.77%
Aberdeen Australia Equity Fund, Inc.		84,733	581,268	129,666	889,509	214,399	1,470,777
Aberdeen Israel Fund, Inc.				2,700	44,307	2,700	44,307
Aberdeen Japan Equity Fund, Inc. (The)				23,892	161,749	23,892	161,749
Aberdeen Singapore Fund, Inc.		27,892	332,473	21,618	257,687	49,510	590,160
Eurpean Equity Fund, Inc. (The)		3,000	24,600			3,000	24,600
New Ireland Fund, Inc. (The)		27,520	347,302	1,400	17,668	28,920	364,970
Swiss Helvetia Fund, Inc. (The)		53,969	601,215	5,700	63,498	59,669	664,713
			1,886,858		1,434,418		3,321,276
EMERGING MARKETS -	2.13%
Aberdeen Chile Fund, Inc.		118,136	878,932			118,136	878,932
First Trust/Aberdeen Emerging Opportunity Fund		28,096	462,179			28,096	462,179
JPMorgan China Region Fund, Inc.		200	3,378			200	3,378
Mexico Fund, Inc. (The)				37,301	775,861	37,301	775,861
Morgan Stanley China A Share Fund, Inc.				60,100	1,825,237	60,100	1,825,237
Morgan Stanley Eastern Europe Fund, Inc.				3,971	54,760	3,971	54,760
Morgan Stanley India Investment Fund, Inc. *		59,108	1,588,232			59,108	1,588,232
Templeton Emerging Markets Fund				3,200	49,344	3,200	49,344
Turkish Investment Fund, Inc. (The)		33,087	365,280			33,087	365,280
Voya Emerging Markets High Dividend Equity Fund		188,122	1,948,944	115,767	1,199,346	303,889	3,148,290
			5,246,945		3,904,548		9,151,493

EMERGING MARKETS DEBT -	0.59%
Global High Income Fund Inc.		49,761	438,892	70,031	617,673	119,792	1,056,565
Western Asset Emerging Markets Debt Fund Inc.		3,239	51,047			3,239	51,047
Western Asset Emerging Markets Income Fund Inc.				111,805	1,224,265	111,805	1,224,265
Western Asset Worldwide Income Fund Inc.				17,096	195,065	17,096	195,065
			489,939		2,037,003		2,526,942
FLEXIBLE INCOME -	0.24%
MFS Charter Income Trust		114,139	1,048,937			114,139	1,048,937

ENERGY MLP -	7.98%
ClearBridge Energy MLP Fund Inc.		156,544	4,320,614	177,611	4,902,064	334,155	9,222,678
ClearBridge Energy MLP Opportunity Fund Inc.		247,426	5,841,728	62,315	1,471,257	309,741	7,312,985
ClearBridge Energy MLP Total Return Fund Inc.		272,606	5,831,042	82,786	1,770,793	355,392	7,601,835
First Trust MLP and Energy Income Fund		127,892	2,756,073	93,535	2,015,679	221,427	4,771,752
Nuveen Energy MLP Total Return Fund		263,725	5,358,892			263,725	5,358,892
			24,108,349		10,159,793		34,268,142

GENERAL & INSURED LEVERAGED -	2.16%
BlackRock MuniHoldings Quality Fund II, Inc.		96,305	1,298,191			96,305	1,298,191
Invesco Advantage Municipal Income Trust II		133,008	1,542,893			133,008	1,542,893
Invesco Municipal Opportunity Trust		50,199	645,559	101,199	1,301,419	151,398	1,946,978
Invesco Municipal Trust		31,550	399,423			31,550	399,423
Invesco Trust for Investment Grade Municipals		122,922	1,633,633			122,922	1,633,633
Invesco Value Municipal Income Trust		0	7	0	6	1	13
Managed Duration Investment Grade Municipal Fund		1,582	21,373			1,582	21,373
MFS Investment Grade Municipal Trust		28,806	270,200			28,806	270,200
Nuveen Dividend Advantage Municipal Fund 3		83,092	1,145,008	21,409	295,016	104,501	1,440,024
Nuveen Dividend Advantage Municipal Income Fund		11,119	156,889	1,302	18,371	12,421	175,260
Nuveen Quality Municipal Fund, Inc.		5,671	74,744			5,671	74,744
Nuveen Select Quality Municipal Fund, Inc.		34,936	487,707			34,936	487,707
			7,675,627		1,614,812		9,290,439
GENERAL BOND -	0.74%
Deutsche Multi-Market Income Trust		23,093	196,752	199,705	1,701,487	222,798	1,898,239
Deutsche Strategic Income Trust				58,724	678,849	58,724	678,849
MFS Multimarket Income Trust		91,451	594,432			91,451	594,432
			791,184		2,380,336		3,171,520

GLOBAL -	4.97%
Alpine Global Dynamic Dividend Fund		200,705	1,974,937	18,851	185,494	219,556	2,160,431
Alpine Global Total Dynamic Dividend Fund		945,029	8,023,296			945,029	8,023,296
Clough Global Allocation Fund		16,202	239,142	44,722	660,097	60,924	899,239
Clough Global Equity Fund				19,667	284,778	19,667	284,778
Clough Global Opportunities Fund		24,616	315,577	99,274	1,272,693	123,890	1,588,270
Delaware Enhanced Global Dividend and Income Fund		172,572	1,944,886	33,556	378,176	206,128	2,323,062
Gabelli Multimedia Trust Inc. (The)		44,840	448,848			44,840	448,848
GDL Fund (The)		83,098	850,093	59,148	605,084	142,246	1,455,177
Nuveen Global Value Opportunities Fund		87,946	1,144,177			87,946	1,144,177
Virtus Total Return Fund		124,984	564,928			124,984	564,928
Wells Fargo Advantage Global Dividend Opportunity Fund		325,819	2,440,384			325,819	2,440,384
			17,946,268		3,386,322		21,332,590

GLOBAL INCOME -	0.25%
Legg Mason BW Global Income Opportunities Fund Inc.		36,587	611,369			36,587	611,369
Nuveen Global High Income Fund		27,010	465,923			27,010	465,923
			1,077,292				1,077,292
GROWTH FUNDS -	0.05%
Liberty All-Star Growth Fund, Inc.		41,476	214,016			41,476	214,016

HIGH CURRENT YIELD (LEVERAGED) -	2.51%
AllianceBernstein Global High Income Fund, Inc.		112,427	1,397,468			112,427	1,397,468
BlackRock Corporate High Yield Fund VI, Inc.		246,309	2,807,923	63,000	718,200	309,309	3,526,123
BlackRock Debt Strategies Fund, Inc.		13,834	51,462	232,600	865,272	246,434	916,734
Deutsche High Income Opportunities Fund, Inc.		96,489	1,353,741	65,888	924,409	162,377	2,278,150
Deutsche High Income Trust		66,861	584,365	18,298	159,925	85,159	744,290
First Trust Strategic High Income Fund II				16,705	242,222	16,705	242,222
Franklin Universal Trust		54,076	383,940	59,582	423,032	113,658	806,972
Invesco High Income Trust II		10,684	160,367			10,684	160,367
MFS Intermediate High Income Fund		38,669	102,473			38,669	102,473
Neuberger Berman High Yield Strategies Fund Inc.				46,181	568,026	46,181	568,026
Prudential Short Duration High Yield Fund, Inc.				1,926	32,126	1,926	32,126
Western Asset Global Partners Income Fund Inc				927	9,085	927	9,085
			6,841,739		3,942,297		10,784,036

HIGH YIELD -	0.42%
Credit Suisse Asset Management Income Fund, Inc.		1,100	3,619	31,750	104,457	32,850	108,076
First Trust High Income Long/Short Fund		46,839	749,424			46,839	749,424
Western Asset High Yield Defined Opportunity Fund Inc.		32,648	514,859	12,000	189,240	44,648	704,099
Western Asset Managed High Income Fund Inc.		37,498	191,615	12,227	62,480	49,725	254,095
			1,459,517		356,177		1,815,694
HIGH YIELD MUNICIPAL DEBT -	0.14%
MFS High Income Municipal Trust		83,247	406,245	4,200	20,496	87,447	426,741
MFS Municipal Income Trust		22,981	152,594	2,777	18,439	25,758	171,033
Putnam Managed Municipal Income Trust		3,400	24,650			3,400	24,650
			583,489		38,935		622,424
INCOME & PREFERRED STOCK -	0.49%
LMP Capital and Income Fund Inc.		78,074	1,308,520			78,074	1,308,520
Nuveen Quality Preferred Income Fund 3		92,642	771,708	4,147	34,544	96,789	806,252
			2,080,228		34,544		2,114,772

LOAN PARTICIPATION -	4.14%
BlackRock Floating Rate Income Strategies Fund, Inc		37,775	505,807			37,775	505,807
Blackstone / GSO Senior Floating Rate Term Fund		12,620	211,259	16,900	282,906	29,520	494,165
Eaton Vance Floating-Rate Income Trust		166,601	2,314,088	31,100	431,979	197,701	2,746,067
Eaton Vance Senior Floating-Rate Trust		57,668	789,475	15,309	209,580	72,977	999,055
Eaton Vance Senior Income Trust		15,365	95,878	22,998	143,508	38,363	239,386
First Trust Senior Floating Rate Income Fund II		61,356	798,242			61,356	798,242
Invesco Senior Income Trust		241,758	1,102,416	325,459	1,484,093	567,217	2,586,509
Nuveen Credit Strategies Income Fund		571,540	5,012,406	27,092	237,597	598,632	5,250,003
Nuveen Floating Rate Income Fund		101,995	1,120,925			101,995	1,120,925
Nuveen Floating Rate Income Opportunity Fund				21,172	238,608	21,172	238,608
Nuveen Senior Income Fund		140,117	917,766			140,117	917,766
Nuveen Short Duration Credit Opportunities Fund		2,000	33,300			2,000	33,300
Voya Prime Rate Trust		305,188	1,620,548	46,358	246,161	351,546	1,866,709
			14,522,110		3,274,432		17,796,542
NATURAL RESOURCES -	5.77%
BlackRock Resources & Commodities Strategy Trust		1,009,976	9,806,867	797,642	7,745,104	1,807,618	17,551,971
First Trust Energy Income and Growth Fund		18,799	686,164	39,911	1,456,751	58,710	2,142,915
First Trust Energy Infrastructure Fund		55,059	1,309,303	99,811	2,373,506	154,870	3,682,809
Petroleum & Resources Corporation				59,335	1,414,546	59,335	1,414,546
			11,802,334		12,989,907		24,792,241

OPTION ARBITRAGE/OPTIONS STRATEGIES -	1.80%
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund		27,600	441,600			27,600	441,600
BlackRock Global Opportunities Equity Trust		250,786	3,292,820	50,000	656,500	300,786	3,949,320
BlackRock International Growth and Income Trust		445,042	2,999,583			445,042	2,999,583
Madison Strategic Sector Premium Fund		1,300	15,483			1,300	15,483
Voya Asia Pacific High Dividend Equity Income Fund		6,400	73,152			6,400	73,152
Voya Global Equity Dividend and Premium Opportunity Fund		33,000	274,560			33,000	274,560
			7,097,198		656,500		7,753,698
PACIFIC EX JAPAN -	0.76%
Aberdeen Greater China Fund, Inc.		58,382	579,149	1,013	10,049	59,395	589,198
China Fund, Inc. (The)		88,790	1,618,642			88,790	1,618,642
Morgan Stanley Thai Fund, Inc.		61,771	728,898			61,771	728,898
Taiwan Fund, Inc.		18,973	310,209			18,973	310,209
			3,236,898		10,049		3,246,947
REAL ESTATE -	13.27%
Alpine Global Premier Properties Fund		569,304	4,104,682	369,165	2,661,680	938,469	6,766,362
CBRE Clarion Global Real Estate Income Fund		652,019	5,861,651	524,536	4,715,579	1,176,555	10,577,230
Cohen & Steers Preferred Securities and Income Fund, Inc.		522,978	9,931,352	96,815	1,838,517	619,793	11,769,869
Cohen & Steers Quality Income Realty Fund, Inc.		542,870	6,617,585	287,186	3,500,797	830,056	10,118,382
Cohen & Steers Total Return Realty Fund, Inc.		156,384	2,064,269	191,017	2,521,424	347,401	4,585,693
LMP Real Estate Income Fund Inc.		129,383	1,623,757	88,934	1,116,122	218,317	2,739,879
Neuberger Berman Real Estate Securities Income Fund Inc.		551,451	2,917,176	379,693	2,008,576	931,144	4,925,752
Nuveen Diversified Dividend and Income Fund		105,519	1,241,959			105,519	1,241,959
Nuveen Real Estate Income Fund		82,932	953,718	55,172	634,478	138,104	1,588,196
RMR Real Estate Income Fund		66,558	1,385,736	63,887	1,330,127	130,445	2,715,863
			36,701,885		20,327,300		57,029,185

SECTOR EQUITY -	1.37%
Gabelli Healthcare & WellnessRx Trust (The)		20,634	215,006	3,503	36,501	24,137	251,507
GAMCO Global Gold, Natural Resources & Income Trust		122,396	856,772			122,396	856,772
GAMCO Natural Resources, Gold & Income Trust by Gabelli		171,084	1,380,648			171,084	1,380,648
John Hancock Financial Opportunities Fund		85,216	2,007,689	21,516	506,917	106,732	2,514,606
Tekla Healthcare Investors		28,667	902,724			28,667	902,724
			5,362,839		543,418		5,906,257
U.S. MORTGAGE -	0.13%
First Trust Mortgage Income Fund		25,118	373,253	1,600	23,776	26,718	397,029
Nuveen Mortgage Opportunity Term Fund 2		7,078	163,997			7,078	163,997
			537,250		23,776		561,026
UTILITY -	3.22%
BlackRock Utility and Infrastructure Trust		133,645	2,771,797			133,645	2,771,797
Brookfield Global Listed Infrastructure Income Fund Inc.		87,960	1,837,484			87,960	1,837,484
Cohen & Steers Infrastructure Fund, Inc.		101,864	2,314,350			101,864	2,314,350
Duff & Phelps Global Utility Income Fund Inc.		161,784	3,501,006			161,784	3,501,006
Gabelli Global Utility & Income Trust (The)		34,971	678,437	14,150	274,510	49,121	952,947
Reaves Utility Income Fund		74,322	2,441,478			74,322	2,441,478
			13,544,552		274,510		13,819,062

VALUE FUNDS -	0.01%
Nuveen Tax-Advantaged Total Return Strategy Fund				3,500	46,620	3,500	46,620

TOTAL CLOSED-END FUNDS			179,756,095		69,905,788		249,661,883

CONSUMER DISCRETIONARY -	4.26%
CBS Corporation - Class B				5,000	276,700	5,000	276,700
Comcast Corporation - Class A		31,358	1,819,078	27,655	1,604,267	59,013	3,423,345
Delphi Automotive PLC				3,000	218,160	3,000	218,160
DIRECTV *		4,000	346,800	5,000	433,500	9,000	780,300
Ford Motor Company		30,000	465,000	40,000	620,000	70,000	1,085,000
Gap, Inc. (The)				4,000	168,440	4,000	168,440
Home Depot, Inc. (The)				19,600	2,057,412	19,600	2,057,412
Johnson Controls, Inc.		7,000	338,380	8,500	410,890	15,500	749,270
Lowe's Companies, Inc.				8,000	550,400	8,000	550,400
Macy's, Inc.		4,000	263,000	6,000	394,500	10,000	657,500
News Corporation - Class B *				1,250	18,850	1,250	18,850
Time Inc.				1,362	33,519	1,362	33,519
Time Warner Cable Inc.		2,000	304,120	2,000	304,120	4,000	608,240
Time Warner Inc.		12,000	1,025,040	10,900	931,078	22,900	1,956,118
TJX Companies, Inc. (The)				14,000	960,120	14,000	960,120
Twenty-First Century Fox, Inc.				5,000	184,450	5,000	184,450
Viacom Inc. - Class B				3,950	297,238	3,950	297,238
Walt Disney Company (The)		23,000	2,166,370	22,200	2,091,018	45,200	4,257,388
			6,727,788		11,554,662		18,282,450

CONSUMER STAPLES -	3.26%
Altria Group, Inc.				8,800	433,576	8,800	433,576
Archer-Daniels-Midland Company		8,000	416,000	8,000	416,000	16,000	832,000
Costco Wholesale Corporation				5,000	708,750	5,000	708,750
CVS Caremark Corporation		18,000	1,733,580	10,430	1,004,513	28,430	2,738,093
Kellogg Company				5,000	327,200	5,000	327,200
Kraft Foods Group, Inc.				4,000	250,640	4,000	250,640
Kroger Co. (The)		8,000	513,680	7,000	449,470	15,000	963,150
Mondelēz International, Inc. - Class A		12,000	435,900	14,000	508,550	26,000	944,450
PepsiCo, Inc.		10,000	945,600	6,000	567,360	16,000	1,512,960
Walgreens Boots Alliance, Inc.				10,000	762,000	10,000	762,000
Wal-Mart Stores, Inc.		14,000	1,202,320	38,700	3,323,556	52,700	4,525,876
			5,247,080		8,751,615		13,998,695
ENERGY -	2.96%
Chevron Corporation		10,000	1,121,800			10,000	1,121,800
ConocoPhillips		8,000	552,480	13,974	965,044	21,974	1,517,524
Devon Energy Corporation		3,000	183,630	7,000	428,470	10,000	612,100
EOG Resources, Inc.		8,000	736,560	7,000	644,490	15,000	1,381,050
Exxon Mobil Corporation				39,936	3,692,083	39,936	3,692,083
Halliburton Company		8,000	314,640			8,000	314,640
Kinder Morgan, Inc.		12,000	507,720			12,000	507,720
Marathon Oil Corporation		2,000	56,580			2,000	56,580
Phillips 66		7,000	501,900	7,487	536,818	14,487	1,038,718
Schlumberger Limited		8,000	683,280	18,000	1,537,380	26,000	2,220,660
Valero Energy Corporation				5,000	247,500	5,000	247,500
WPX Energy, Inc. *				1,666	19,376	1,666	19,376
			4,658,590		8,071,161		12,729,751

EXCHANGE-TRADED FUNDS -	4.61%
iShares Core S&P 500 ETF		43,000	8,896,700	5,000	1,034,500	48,000	9,931,200
SPDR S&P 500 ETF Trust		43,000	8,836,500	5,000	1,027,500	48,000	9,864,000
			17,733,200		2,062,000		19,795,200
FINANCIALS -
AFLAC, Inc.	5.88%			5,500	335,995	5,500	335,995
Allstate Corporation (The)		4,000	281,000			4,000	281,000
American Express Company		8,000	744,320			8,000	744,320
American International Group, Inc.		8,000	448,080	9,000	504,090	17,000	952,170
Aon plc		3,000	284,490	5,500	521,565	8,500	806,055
Bank of New York Mellon Corporation (The)		6,000	243,420			6,000	243,420
Berkshire Hathaway Inc. - Class B *				11,000	1,651,650	11,000	1,651,650
BlackRock, Inc. - Class A		2,000	715,120	1,500	536,340	3,500	1,251,460
Capital One Financial Corporation				4,500	371,475	4,500	371,475
Citigroup, Inc.				38,000	2,056,180	38,000	2,056,180
Discover Financial Services		3,000	196,470			3,000	196,470
Fifth Third Bancorp				11,500	234,312	11,500	234,312
Franklin Resources, Inc.		8,000	442,960	5,000	276,850	13,000	719,810
Goldman Sachs Group, Inc. (The)				7,000	1,356,810	7,000	1,356,810
JPMorgan Chase & Co.		20,000	1,251,600	34,132	2,135,980	54,132	3,387,580
Marsh & McLennan Companies, Inc.		4,000	228,960			4,000	228,960
MetLife, Inc.		9,000	486,810	14,000	757,260	23,000	1,244,070
Morgan Stanley		16,000	620,800	23,000	892,400	39,000	1,513,200
PNC Financial Services Group, Inc. (The)				8,000	729,840	8,000	729,840
Principal Financial Group, Inc.				4,000	207,760	4,000	207,760
Prudential Financial, Inc.		4,000	361,840	6,000	542,760	10,000	904,600
SunTrust Banks, Inc.				6,000	251,400	6,000	251,400
Wells Fargo & Company		60,000	3,289,200	37,800	2,072,196	97,800	5,361,396
Weyerhaeuser Company				7,000	251,230	7,000	251,230
			9,595,070		15,686,093		25,281,163

HEALTH CARE -	5.09%
Abbott Laboratories		13,000	585,260	13,200	594,264	26,200	1,179,524
AbbVie Inc.		3,000	196,320	13,200	863,808	16,200	1,060,128
Actavis plc *		2,000	514,820	2,000	514,820	4,000	1,029,640
Aetna Inc.		6,000	532,980	5,000	444,150	11,000	977,130
Allergan, Inc.		2,500	531,475	4,500	956,655	7,000	1,488,130
Amgen Inc.		8,000	1,274,320	9,800	1,561,042	17,800	2,835,362
Anthem, Inc.		4,500	565,515	4,500	565,515	9,000	1,131,030
Baxter International		7,000	513,030	7,000	513,030	14,000	1,026,060
Biogen Idec Inc. *				2,000	678,900	2,000	678,900
Boston Scientific Corporation *		2,000	26,500			2,000	26,500
Cardinal Health, Inc.		6,000	484,380			6,000	484,380
Cigna Corporation		2,500	257,275	2,500	257,275	5,000	514,550
Express Scripts Holding Company *				6,000	508,020	6,000	508,020
Gilead Sciences, Inc. *		14,000	1,319,640			14,000	1,319,640
Johnson & Johnson				20,000	2,091,400	20,000	2,091,400
McKesson Corporation		3,000	622,740	1,800	373,644	4,800	996,384
Merck & Company, Inc.				35,267	2,002,813	35,267	2,002,813
Pfizer Inc.				30,000	934,500	30,000	934,500
St. Jude Medical, Inc.				5,000	325,150	5,000	325,150
Thermo Fisher Scientific Inc.		5,000	626,450	5,000	626,450	10,000	1,252,900
			8,050,705		13,811,436		21,862,141

INDUSTRIALS -	3.90%
Boeing Company (The)		6,000	779,880			6,000	779,880
Caterpillar Inc.				8,000	732,240	8,000	732,240
CSX Corporation				12,000	434,760	12,000	434,760
Deere & Company		3,000	265,410	6,500	575,055	9,500	840,465
Delta Air Lines, Inc.		9,000	442,710	9,000	442,710	18,000	885,420
FedEx Corporation		3,000	520,980			3,000	520,980
General Dynamics Corporation		3,000	412,860	3,000	412,860	6,000	825,720
General Electric Company		90,000	2,274,300	104,000	2,628,080	194,000	4,902,380
Honeywell International Inc.		6,000	599,520	10,000	999,200	16,000	1,598,720
Lockheed Martin Corporation		3,000	577,710	4,000	770,280	7,000	1,347,990
Norfolk Southern Corporation				3,000	328,830	3,000	328,830
Northrop Grumman Corporation		2,000	294,780	2,000	294,780	4,000	589,560
Precision Castparts Corporation				2,000	481,760	2,000	481,760
Union Pacific Corporation		8,000	953,040	13,000	1,548,690	21,000	2,501,730
			7,121,190		9,649,245		16,770,435

INFORMATION TECHNOLOGY -	7.18%
Apple Inc.		49,000	5,408,620	48,300	5,331,354	97,300	10,739,974
Cisco Systems, Inc.		30,000	834,450	60,000	1,668,900	90,000	2,503,350
Cognizant Technology Solutions Corporation *				10,000	526,600	10,000	526,600
Corning, Inc.		9,000	206,370			9,000	206,370
eBay Inc. *				10,000	561,200	10,000	561,200
Facebook, Inc. *				25,000	1,950,500	25,000	1,950,500
Google Inc. - Class A *				2,000	1,061,320	2,000	1,061,320
Google Inc. - Class C *				2,000	1,052,800	2,000	1,052,800
Hewlett-Packard Company		12,400	497,612	12,000	481,560	24,400	979,172
Intel Corporation		20,000	725,800	46,000	1,669,340	66,000	2,395,140
International Business Machines Corporation				13,100	2,101,764	13,100	2,101,764
Microsoft Corporation		22,000	1,021,900			22,000	1,021,900
Oracle Corporation		40,000	1,798,800	56,272	2,530,552	96,272	4,329,352
QUALCOMM Incorporated		14,500	1,077,785			14,500	1,077,785
Yahoo! Inc. *		7,000	353,570			7,000	353,570
			11,924,907		18,935,890		30,860,797

MATERIALS -	0.99%
Air Products & Chemicals, Inc.				2,000	288,460	2,000	288,460
Dow Chemical Company (The)		14,500	661,345	15,000	684,150	29,500	1,345,495
Ecolab Inc.				2,500	261,300	2,500	261,300
International Paper Company				4,000	214,320	4,000	214,320
LyondellBasell Industries N.V.		3,000	238,170	4,000	317,560	7,000	555,730
Newmont Mining Corporation				5,000	94,500	5,000	94,500
PPG Industries, Inc.		2,000	462,300	2,000	462,300	4,000	924,600
Praxair, Inc.				4,500	583,020	4,500	583,020
			1,361,815		2,905,610		4,267,425
TELECOMMUNICATION SERVICES -	1.18%
AT&T, Inc.				25,039	841,060	25,039	841,060
Verizon Communications, Inc.		55,000	2,572,900	35,000	1,637,300	90,000	4,210,200
			2,572,900		2,478,360		5,051,260

UTILITIES -	0.68%
AES Corporation (The)				8,000	110,160	8,000	110,160
American Electric Power Company, Inc.				4,000	242,880	4,000	242,880
Exelon Corporation		7,000	259,560	10,000	370,800	17,000	630,360
PG&E Corporation		6,000	319,440	6,000	319,440	12,000	638,880
PPL Corporation				6,000	217,980	6,000	217,980
Public Service Enterprises Group, Inc.				6,500	269,165	6,500	269,165
Southern Company (The)		6,000	294,660	8,000	392,880	14,000	687,540
Xcel Energy Inc.				4,000	143,680	4,000	143,680
			873,660		2,066,985		2,940,645

TOTAL EQUITY SECURITIES	98.11%		255,623,000		165,878,845		421,501,845

SHORT-TERM INVESTMENTS -	1.92%
MONEY MARKET FUNDS -	1.92%
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^		6,111,599	6,111,599	2,145,952	2,145,952	8,257,551	8,257,551

TOTAL INVESTMENTS AT MARKET	100.03%		261,734,599		168,024,797		429,759,396

TOTAL INVESTMENTS AT COST			246,522,636		139,978,862		386,501,498

@ No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would need to be sold in order for acquiring fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of any of the funds from buying or selling securities in the normal course of such fund's business and operations.

* Non-income producing security.

^ The rate shown is the 7-day yield effective as of December 31, 2014.

See Notes to Pro Forma Financial Statements

CORNERSTONE STRATEGIC VALUE FUND, INC.

CORNERSTONE PROGRESSIVE RETURN FUND

PRO FORMA COMBINED

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014 (UNAUDITED)

								Acquiring Fund
	CLM Acquiring Fund			CFP				Pro Forma
	Cost	Value		Cost	Value	Adjustments		Cost	Value
ASSETS
Investments, at value	$139,978,862		$168,024,797	$246,522,636	$261,734,599			$386,501,498	$429,759,396
Cash			-		17,981				17,981
Receivables:
Investments sold			1,157,989		306,182				1,464,171
Dividends			318,681		1,101,278				1,419,959
Prepaid expenses and other assets			15,766		1,599				17,365
Total Assets			169,517,233		263,161,639				432,678,872

LIABILITIES
Payables:
Investments purchased			908,253		1,423,730				2,331,983
Investment management fee			141,715		222,087				363,802
Merger costs						335,585	(a)		335,585
Directors'/Trustees' fees and expenses			48,608		48,646				97,254
Administration fees			10,169		16,072				26,241
Other accrued expenses			121,157		108,828				229,985
Total Liabilities			1,229,902		1,819,363				3,384,850

Net Assets			$168,287,331		$261,342,276				$429,294,022

Net Assets Consist of:
Common Stock, $0.001 par value; 8,194,717 shares issued and outstanding for CLM (100,000,000 shares authorized)			$8,195		$0				$8,195
Paid-in-capital (unlimited common shares of beneficial interest authorized; 16,565,151 shares issued and outstanding for CFP)			140,281,121		252,159,626				392,440,747
Accumulated net realized loss on investments			(47,920)		(6,029,313)				(6,077,233)
Undistributed net investment income						(335,585	)(a)		(335,585)
Net unrealized appreciation in value of investments			28,045,935		15,211,963				43,257,898
Net assets applicable to shares outstanding		S	168,287,331		261,342,276				$429,294,022
Shares outstanding			8,194,717		16,565,151				20,920,722
Net asset value share			$20.54		15.78				20.52

(a) To include costs associated with the merger of CFP into CLM.

See Notes to Pro Forma Financial Statements

CORNERSTONE STRATEGIC VALUE FUND, INC.

CORNERSTONE PROGRESSIVE RETURN FUND

PRO FORMA COMBINED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014 (UNAUDITED)

	CLM			Acquiring Fund
	Acquiring Fund	CFP	Adjustments	Pro Forma
Investment Income
Income:
Dividends	$4,916,943	$7,361,665	$0	$12,278,608

Expenses:
Investment management fees	1,755,166	2,284,138		4,039,304
Merger costs			335,585	335,585	(a)
Administration fees	131,638	171,311		302,949
Directors' and Trustees' fees	116,764	117,519		234,283
Reverse stock split expenses	88,086	30,500	(118,586)	0	(b)
Accounting fees	49,354	56,229	(6,000)	99,583	(c)
Legal and Audit Fees	46,727	47,049	(41,445)	52,331	(c)
Printing	46,267	47,531	(10,000)	83,798	(c)
Custodian Fees	40,891	51,128	(3,000)	89,019	(c)
Transfer agent fees	24,845	16,201	(16,201)	24,845	(c)
Stock exchange listing fees	10,789	13,320	(5,277)	18,832	(c)
Insurance	7,101	7,110		14,211
Miscellaneous	18,240	19,546	(1,500)	36,286	(c)
Total Expenses	2,335,868	2,861,582	133,576	5,331,026

Net Investment Income	2,581,075	4,500,083	(133,576)	6,947,582

Net Realized and Unrealized Gain on Investments
Net realized gain from investments	11,329,698	1,335,482		12,665,180
Capital gain distributions from regulated investment companies	978,775	2,513,645		3,492,420
Net change in unrealized appreciation in value of investments	4,601,426	10,853,916		15,455,342
Net realized and unrealized gain on investments	16,909,899	14,703,043		31,612,942

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,490,974	$19,203,126	$(133,576)	$38,560,524

(a) Costs associated with the nerger of CFP into CLM.

(b) A nonrecurring cost related to each Fund's reverse stock split.

(c) Assumes the elimination of duplicative charges resulting from the combination and reflects management's estimates of combined pro forma operations.

See Notes to Pro Forma Financial Statements

CORNERSTONE STRATEGIC VALUE FUND, INC.

CORNERSTONE PROGRESSIVE RETURN FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Combination

The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of Cornerstone Progressive Return Fund (“CFP”) into Cornerstone Strategic Value Fund, Inc. ("CLM")(individually, the “Fund” or collectively, the “Funds”) (“CFP Merger”). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The CFP Merger provides for the transfer of all or substantially all of the assets of CFP to CLM in exchange for CLM common shares, the distribution of such CLM common shares to shareholders of CFP and the subsequent liquidation of CFP. Each share of beneficial interest of CFP will convert into an equivalent dollar amount of full shares of common stock of CLM based on the net asset value per share of each Fund.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

CLM and CFP are both closed-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the merger between CLM and CFP.

(a)  To remove certain prepaid expenses associated with CFP, in the statement of assets and abilities, which will not be assumed by CLM.

(b)  Assumes the elimination of duplicative charges resulting from the combination and reflects management's estimates of combined pro forma operations.

(c)  Assumes Shareholders' meeting fees are combined with printing and reflect management's estimates of combined pro forma operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, which are consistently followed by each of CLM and CFP in the preparation of its financial statements.

Management Estimates: Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events: Each Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements.

Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as each Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, Inc. (the “Investment Manager” or “Cornerstone”) to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as each Board deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations each Board believes reflect most closely the value of such securities. At December 31, 2014, each Fund held no securities valued in good faith by the Board of Directors/Trustees.

The net asset value per share of each Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

Each Fund is exposed to financial market risks, including the valuations of its respective investment portfolio. During the year ended December 31, 2014, each Fund did not invest in derivative instruments or engage in hedging activities.

Investment Transactions and Investment

Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

Risks Associated with Investments in Other Closed-end Funds

Closed-end investment companies are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of each Fund’s own operations.

Taxes: No provision is made for U.S. federal income or excise taxes as it is each Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2014, each Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2011 through 2013, and for the year ended December 31, 2014. There was no material impact to the financial statements.

Distributions to Stockholders: Each Fund has a fixed, monthly distribution to stockholders. These distribution policies provide for the annual resetting of the monthly distribution amount per share based on each Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by each Fund’s Board and can be modified at their discretion.

To the extent that these distributions exceed the current earnings of each Fund, the balance will be generated from sales of portfolio securities held by each Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on each Fund’s investment portfolio. Each Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income.

Although it has no current intention to do so, each Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for each Fund’s common shares.

Each Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that each Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds each Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor’s shares in each Fund. Dividends and distributions to stockholders are recorded by each Fund on the ex-dividend date.

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

A policy of insurance covering Cornerstone Advisors, Inc., its affiliates, and all of the registered investment companies advised by Cornerstone Advisors insures the Registrant’s directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

ITEM 16.	EXHIBITS

(1)	Copies of the Articles of Incorporation of CLM as now in effect, including any amendments thereto.(1)

(2)	Amended and Restated By-Laws of the Registrant(2)

(3)	Not Applicable

(4)	Copy of CFP Agreement and Plan of Reorganization (included as Exhibit A to the Proxy Statement/Prospectus, which is part of the Registration Statement on From N-14)

(5)	Not Applicable

(6)	Copy of the Investment Management Agreement between Cornerstone Advisors, Inc. and CLM(3)

(7)	Not Applicable

(8)	Not Applicable

(9)	Copy of the Custody Agreement between CLM and U.S. Bank, N.A.(4)

(10)	Not Applicable

(11)	Opinion and consent of Counsel, in draft form.(5)

(12)	Opinion and consent of Counsel, in draft form, regarding certain tax matters and consequences to shareholders(5)

(13)	Not Applicable

(14)	Consent of Independent Auditors(6)

(15)	Not Applicable

(16)	Not Applicable

(17)	Not Applicable

(1)	Incorporated by reference to CLM’s Proxy Statement on Schedule 14A filed on October 29, 2014, Exhibit A (File No. 811-05150)
(2)	Incorporated by reference to CLM’s Annual Report on Form N-SAR for the period ended December 31, 2014, filed on February 24, 2015 (File No. 811-05150)
(3)	Incorporated by reference to CLM’s Proxy Statement on Schedule 14A filed on March 7, 2991, Appendix A (File No. 811-05150)
(4)	Incorporated by reference to CLM’s Registration Statement on Form N-2 filed June 28, 2011 (File No. 811-05150)
(5)	To be filed by amendment
(6)	To be filed herewith

ITEM 17.	UNDERTAKINGS

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of any amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of New York and State of New York, on the 27th day of February 2015.

CORNERSTONE STRATEGIC VALUE FUND, INC.

BY:	/s/ Ralph W. Bradshaw

Name:	Ralph Bradshaw
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph W. Bradshaw	Director	February 27, 2015
Ralph W. Bradshaw

/s/ Glenn W. Wilcox, Sr.*	Director	February 27, 2015
Glenn W. Wilcox, Sr.

/s/ Andrew A. Strauss*	Director	February 27, 2015
Andrew A. Strauss

/s/ Edwin Meese, III*	Director	February 27, 2015
Edwin Meese, III

/s/ Scott B. Rogers*	Director	February 27, 2015
Scott B. Rogers

/s/ Robert E. Dean*	Director	February 27, 2015
Robert E. Dean

* By Ralph W. Bradshaw, Attorney-In-Fact under Powers of Attorney

/s/ Ralph W. Bradshaw
Ralph W. Bradshaw

INDEX TO EXHIBITS

Exhibit No.	Description
Item 16(14)	Consent of Independent Auditors